UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2016

Date of reporting period :	June 1, 2015 — May 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PDREX

Putnam Dynamic Risk Allocation Fund

Annual report
5|31|16

A world of investing.®

Putnam Investments

ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam
Dynamic Risk
Allocation Fund
Annual report
5 | 31 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Financial statements	20

Federal tax information	104

About the Trustees	105

Officers	107

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among asset classes may hurt performance, and efforts to diversify risk through the use of leverage and allocation decisions may not be successful. Derivatives carry additional risks, such as the inability to terminate or sell derivatives positions and the failure of the other party to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Active trading strategies may lose money or not earn a return sufficient to cover trading and other costs. Use of leverage obtained through derivatives increases these risks by increasing investment exposure. Over-the-counter derivatives are also subject to the risk of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. REITs are subject to the risk of economic downturns that have an adverse impact on real estate markets. The use of short selling may result in losses if the securities appreciate in value. Commodities involve market, political, regulatory, and natural conditions risks. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of the 2016 calendar year, the U.S. stock and bond markets have had their share of ups and downs, even as the economy has pulled through some areas of weakness and concerns over slowing growth abroad.

Looking across the broader economic landscape, conditions in the United States appear to be better than elsewhere. Despite a multiyear U.S. bull market and economic recovery, we believe the risk of an imminent recession is low. Consumer spending and housing data remain strong, and while oil prices have rebounded, gas at the pump is substantially less expensive than it was a year ago. Overseas, by contrast, from Europe to Japan and China, we believe multiple headwinds remain.

In every market environment, Putnam’s portfolio managers are employing active, risk-conscious investment strategies backed by support from teams of equity and fixed-income research analysts. In the following pages, you will find an overview of your fund’s performance for the reporting period ended May 31, 2016, as well as an outlook for the financial markets in the coming months.

As always, we believe it is important to regularly consult with your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

Thank you for investing with Putnam.

Putnam Dynamic Risk Allocation Fund

A strategy for allocating risks rather than assets

Traditional balanced funds can be unbalanced in terms of risk. Instead of balancing stocks and bonds, Putnam Dynamic Risk Allocation Fund makes allocations across four different risk sources — equity, credit, inflation, and interest rates. We believe this flexible approach can produce better risk-adjusted returns for investors over time.

The fund's management team has experience in global allocation strategies over several market cycles.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio. **The fund is not intended to outperform stocks and bonds during strong market rallies.**

2 Dynamic Risk Allocation Fund

A traditional balanced fund emphasizes equity risk

In a traditionally balanced portfolio — 60% stocks and 40% bonds — stocks dominate overall portfolio risk, which can lead to an unbalanced risk profile.

Fixed Income 40%
Stocks 60%
Stocks 90%
Fixed Income 10%
Asset weight
Contribution to risk

A risk allocation fund de-emphasizes equity risk

Putnam Dynamic Risk Allocation Fund diversifies its exposures across a wider range of risk sources, adjusting these allocations based on the portfolio managers' expectations for risk-adjusted returns.

Equity
Interest rates
Inflation
Credit
Contribution to risk

Illustrations are hypothetical and are not intended to represent the current allocation of any Putnam fund. A traditional balanced fund is represented by a 60%/40% split between equities and fixed income, as defined by Lipper. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Leverage may be achieved either through short-term borrowing or through the use of derivatives. Asset weights may exceed 100% in funds that employ leverage due to borrowed capital and/or derivatives exposure. Risk, as measured by standard deviation, gauges how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio over a 3-year period. Asset weight for Putnam Dynamic Risk Allocation Fund represents a baseline allocation selected by the fund's portfolio managers and is subject to change. It is inclusive of leverage and represents a starting point for future active allocation.

Dynamic Risk Allocation Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on pages 17–18.

4	Dynamic Risk Allocation Fund

Interview with your fund’s portfolio manager

Bob, what was the investment environment like during the 12-month reporting period ended May 31, 2016?

I would describe the period as a series of crises, with each crisis followed by a relief rally. As a result, the market experienced significant up and down periods. The increased market volatility and global macroeconomic pressures resulted in two pronounced market corrections for many major indexes — in August 2015 and February 2016.

The annual period began in June 2015 with uncertainty over Greece’s ability to secure a deal with its international creditors, causing broad swings in global financial markets. As summer unfolded, China’s economic slowdown became the focus of investors’ attention. In addition, expectations for the Federal Reserve’s first interest-rate hike since June 2006 weighed on markets throughout the first half of the period. The Fed’s effort to begin normalizing U.S. interest rates was complicated by a convergence of global factors — notably, simultaneous economic slowdowns in Europe and China and low commodity prices.

In August, as the Chinese government took more aggressive action to address its slowing economy — steps that included the unexpected devaluation of the yuan — Chinese stocks sold off rapidly. Fear among investors spread quickly around the world, with prices dropping sharply in most major equity markets. Stocks in general rebounded

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/16. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on pages 17–18.

Dynamic Risk Allocation Fund	5

in October as investors gained confidence that a hard landing for China’s economy was unlikely. In the United States, positive economic news began to dominate. The Fed acknowledged “moderate growth” and continued to maintain its accommodative monetary policy, leaving the federal funds rate unchanged at its September and October meetings.

In mid-December, after much anticipation, the Fed hiked short-term interest rates by 25 basis points to 0.25% in response to continued economic resilience. As a result, U.S. interest-rate-sensitive fixed-income instruments generated slightly negative returns.

Commodities experienced significant weakness during the second half of 2015, as supply far outpaced demand. At the same time, high-yield bonds, which were also plagued by energy issues, experienced difficulties.

In the opening days of 2016, stocks sold off dramatically amid renewed fears about the pace of growth across global markets, uncertainty about future Fed action, and ongoing concerns about still-low energy prices. After

Allocations are shown as a percentage of the fund’s net assets as of 5/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

6	Dynamic Risk Allocation Fund

bottoming on February 11, stocks and credit-sensitive bonds staged a broad-based rally through the end of March. Moreover, the rally was helped when Fed policymakers reassured markets that rate hikes would be gradual. Energy prices began to recover, and equities started to rebound as well. Continued easing of monetary policy in the eurozone and Japan also contributed to the rally, as did evidence of solid job growth and stable income growth in the United States. Fixed-income markets were somewhat choppy, but by period-end both interest-rate-sensitive and credit-sensitive bonds had produced positive results.

In the final weeks of the 12-month period, a variety of headwinds converged to slow the market’s advance. Weak first-quarter gross domestic product [GDP] growth, a slowdown in consumer spending, tepid first-quarter earnings, and a pause in the pace of jobs

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 5/31/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Risk Allocation Fund	7

growth led the stock market to lose some of its momentum in April. However, stocks remained positive, managing to eke out their third straight month of gains in May.

How did the fund perform in this environment?

For the 12 months ended May 31, 2016, Putnam Dynamic Risk Allocation Fund’s class A shares declined 5.14%, compared with the negative 2.48% return of its custom benchmark, the Putnam Dynamic Risk Allocation Blended Index, which represents diverse exposure to stocks, bonds, and commodities.

Dynamic Risk Allocation Fund allocates its assets across four different risk categories: stocks, interest-rate-sensitive bonds, credit-sensitive bonds, and inflation-sensitive assets. The strategy’s risk allocation targets are roughly 50% in global stocks and about 17% each in interest-rate-sensitive fixed-income securities, credit-sensitive fixed-income securities, and commodities and other inflation-sensitive instruments. The strategy has the latitude to adjust those allocation targets widely.

Allocations are shown as a percentage of the fund’s net assets as of 5/31/16. Risk contribution is from Putnam research, which uses the historical standard deviation for the respective asset classes multiplied by the appropriate asset weight. Holdings and allocations may vary over time.

8	Dynamic Risk Allocation Fund

During the period, the fund’s negative return was driven predominantly by weakness in global commodities. As energy prices sold off during the second half of 2015, exposure to this asset class was a significant detractor.

Underperformance relative to the fund’s benchmark was the result of higher commodity exposure in the fund’s “strategic policy portfolio” — the starting point at which we make our active investing decisions. Asset classes within the strategic policy portfolio experienced broad weakness, with commodities and emerging-market equities performing particularly poorly over the period. U.S. equities, U.S. high yield, U.S. Treasury Inflation-Protected Securities [TIPS], and international equities also faced various headwinds over the period. Interest-rate-sensitive fixed income, both in the United States and globally, was one area in which we were able to produce positive returns in the portfolio.

What factors drove the fund’s performance during the reporting period?

Within dynamic asset allocation, a strategic policy portfolio-relative underweight to commodities was the biggest driver of performance. Although the fund was underweight relative to the strategic policy portfolio allocation, it still had higher commodity exposure than the custom benchmark, which was largely the reason for benchmark-relative underperformance. An underweight to emerging markets was another positive contributor from an asset allocation perspective.

Active security-selection strategies also delivered mixed results over the 12-month period. Security selection within high-yield bonds was one of the biggest drivers of positive performance in this area. International stock selection also helped boost overall returns.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Risk Allocation Fund	9

Which strategies didn’t work as well?

Within dynamic asset allocation, an underweight to interest-rate sensitive fixed income was a notable detractor. Additionally, a tactical overweight to credit-sensitive high-yield bonds in the fourth quarter of 2015 detracted from returns. During this time, pressure on energy prices resulted in spread widening and a decline in the value of the portfolio’s high-yield bond positions.

Within the active security selection strategy, several strategic global macroeconomic positions held back returns. These included two regional equity positions and one quantitative equity selection strategy.

Our active currency strategy was another notable detractor for the 12-month period. Despite areas of weakness, these detractors were largely balanced by the positive decisions both from dynamic allocation and active security selection strategies that I mentioned previously.

What is your outlook as we enter the second half of 2016?

In our view, a fair amount of anxiety permeates the markets today, with concerns about future Fed action, eurozone growth, terrorism attacks, and the U.S. presidential campaign weighing on investor sentiment. Investors dislike uncertainty, and clearly want resolution to some of these concerns.

That said, as we enter the second half of the year, with the U.S. presidential election looming, we believe we can expect lower asset class returns and heightened volatility. Moreover, we believe the global macroeconomic headwinds that we have faced in the recent past are likely to remain with us through the balance of the year. Global economic growth has remained slow, with economic regions outside the United States continuing to rely on accommodative monetary policy for support. While the Fed has begun to normalize interest rates, it has indicated it will do so in a measured way so as not to derail the U.S. economy’s modest growth trajectory. For those reasons, we believe the investment environment going forward is likely to remain volatile, and it is our expectation that this volatility will continue to offer investment opportunities.

As we look at the equity space, we believe there is some reason for optimism given the Fed’s measured stance on monetary policy. However, we recognize that the rally in equities is now in its seventh year, which could put valuation pressure on that asset class. As those and other factors play out, we expect to take advantage of tactical opportunities by selectively adding to holdings on market pullbacks, for example, and taking profits on rallies.

In the high-yield bond space, we are somewhat wary of tighter credit conditions both in the United States and overseas, and we maintain a neutral positioning in this area for now.

We continue to hold positions in interest-rate-sensitive fixed-income, in part because we believe the asset class tends to be negatively correlated with the performance of risk assets, such as stocks and high-yield bonds, which can help improve the portfolio’s diversification. Additionally, we believe that yield-starved global investors may continue to seek out rate-sensitive fixed-income opportunities.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or

10 Dynamic Risk Allocation Fund

portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts at Amherst. Bob joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

At the gas pump this summer, it may feel a little like 2004. That’s because gas prices are expected to be at their lowest levels in 12 years, according to a recent forecast by the U.S. Energy Information Administration (EIA). The EIA expects gas to average $2.27 per gallon nationwide for the 2016 summer driving season, which runs from April through September. Although the price of West Texas Intermediate crude oil has remained above its 12-year low of $26.14 a barrel, which it hit in February of this year, the EIA forecast says the per-gallon price of gasoline this summer will be down 36 cents, or 13%, from the summer of 2015. Gas prices often rise in the summer due to a combination of increased demand and a more expensive blend of gasoline used to help reduce pollution. But if crude prices stay low, one would expect gas prices to follow suit. And with the price of gas so low, you can also expect that more people will be hitting the highways.

Dynamic Risk Allocation Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(9/19/11)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Life of fund	17.08%	10.35%	12.96%	10.96%	12.99%	12.99%	14.39%	10.38%	15.69%	18.90%	18.49%
Annual average	3.41	2.12	2.63	2.24	2.63	2.63	2.90	2.12	3.15	3.75	3.68

3 years	4.51	–1.50	2.09	–0.78	2.14	2.14	2.90	–0.70	3.70	5.46	5.27
Annual average	1.48	–0.50	0.69	–0.26	0.71	0.71	0.96	–0.23	1.22	1.79	1.73

1 year	–5.14	–10.59	–5.91	–10.51	–5.90	–6.82	–5.63	–8.94	–5.40	–4.83	–4.94

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

12 Dynamic Risk Allocation Fund

Comparative index returns For periods ended 5/31/16

		Lipper Alternative
	Putnam Dynamic Risk	Global Macro Funds
	Allocation Blended Index*	category average†

Life of fund	21.29%	12.65%
Annual average	4.19	2.41

3 years	5.56	0.37
Annual average	1.82	0.04

1 year	–2.48	–5.75

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The Putnam Dynamic Risk Allocation Blended Index is an unmanaged index administered by Putnam Management, 50% of which is the MSCI World Index (ND), 40% of which is the Barclays Global Aggregate Bond Index, and 10% of which is the S&P GSCI. See index descriptions on page 17.

† Over the 1-year, 3-year, and life-of-fund periods ended 5/31/16, there were 334, 252, and 178 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,296 ($11,096 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $11,299, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,038. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $11,569, $11,890, and $11,849, respectively.

Dynamic Risk Allocation Fund 13

Fund price and distribution information For the 12-month period ended 5/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.033		—	—	—		—	$0.085	$0.035

Capital gains

Long-term gains	0.205		$0.205	$0.205	$0.205		$0.205	0.205	0.205

Short-term gains	—		—	—	—		—	—	—

Total	$0.238		$0.205	$0.205	$0.205		$0.205	$0.290	$0.240

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

5/31/15	$11.10	$11.78	$10.94	$10.95	$11.11	$11.51	$11.02	$11.10	$11.10

5/31/16	10.28	10.91	10.08	10.09	10.27	10.64	10.21	10.26	10.30

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)		(9/19/11)	(7/2/12)	(9/19/11)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Life of fund	19.13%	12.28%	14.86%	12.86%	14.89%	14.89%	16.28%	12.21%	17.73%	20.99%	20.67%
Annual average	3.73	2.45	2.94	2.56	2.95	2.95	3.21	2.44	3.47	4.07	4.01

3 years	9.74	3.43	7.27	4.27	7.23	7.23	8.05	4.27	8.92	10.73	10.64
Annual average	3.15	1.13	2.37	1.40	2.35	2.35	2.61	1.40	2.89	3.45	3.43

1 year	–1.16	–6.85	–1.90	–6.70	–1.90	–2.86	–1.68	–5.12	–1.41	–0.83	–0.87

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

14 Dynamic Risk Allocation Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Net expenses for the fiscal year
ended 5/31/15*‡	1.17%	1.92%	1.92%	1.67%	1.42%	0.77%	0.92%

Total annual operating expenses for the
fiscal year ended 5/31/15‡	1.35%	2.10%	2.10%	1.85%	1.60%	0.95%	1.10%

Annualized expense ratio for the
six-month period ended 5/31/16†	1.14%	1.89%	1.89%	1.64%	1.39%	0.74%	0.89%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 9/30/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Restated to reflect current fees.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/15 to 5/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.73	$9.48	$9.48	$8.24	$6.99	$3.72	$4.48

Ending value (after expenses)	$1,011.50	$1,007.20	$1,007.20	$1,009.10	$1,010.10	$1,012.90	$1,012.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Risk Allocation Fund 15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/16, use the following calculation method. To find the value of your investment on 12/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.76	$9.52	$9.52	$8.27	$7.01	$3.74	$4.50

Ending value (after expenses)	$1,019.30	$1,015.55	$1,015.55	$1,016.80	$1,018.05	$1,021.30	$1,020.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16 Dynamic Risk Allocation Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

Putnam Dynamic Risk Allocation Blended Index is a benchmark administered by Putnam Management, comprising 50% MSCI World Index (ND), 40% Barclays Global Aggregate Bond Index, and 10% S&P GSCI.

S&P 500 Index is an unmanaged index of common stock performance.

S&P GSCI is a composite index of commodity sector returns that represents a broadly diversified, unleveraged, long-only position in commodity futures.

Dynamic Risk Allocation Fund 17

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Dynamic Risk Allocation Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Risk Allocation Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Dynamic Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Dynamic Risk Allocation Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended and the period from September 19, 2011 (commencement of operations) through May 31, 2016. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Dynamic Risk Allocation Fund as of May 31, 2016, the results of its operations, the changes in net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 7, 2016

Dynamic Risk Allocation Fund 21

The fund’s portfolio 5/31/16

COMMON STOCKS (40.6%)*	Shares	Value

Basic materials (1.3%)
Aceto Corp.	338	$7,541

Amcor, Ltd. (Australia)	8,036	94,472

American Vanguard Corp. †	1,329	17,410

Asahi Kasei Corp. (Japan)	9,000	59,870

BASF SE (Germany)	3,408	263,272

Beacon Roofing Supply, Inc. †	558	24,078

Bemis Co., Inc.	1,998	100,579

BHP Billiton, Ltd. (Australia)	2,446	32,994

Boliden AB (Sweden)	792	14,014

Cabot Corp.	250	11,428

Cambrex Corp. †	451	22,058

Chemtura Corp. †	535	14,274

Chicago Bridge & Iron Co. NV	429	16,405

CIMIC Group, Ltd. (Australia)	1,347	36,291

Continental Building Products, Inc. †	1,205	27,607

Daicel Corp. (Japan)	2,000	24,670

Domtar Corp.	397	15,340

Ems-Chemie Holding AG (Switzerland)	165	81,795

Evonik Industries AG (Germany)	1,760	51,894

Fortescue Metals Group, Ltd. (Australia)	18,089	38,591

Glencore PLC (United Kingdom)	22,793	43,279

Golden Agri-Resources, Ltd. (Singapore)	66,400	18,778

Graphic Packaging Holding Co.	10,230	137,082

Hitachi Chemical Co., Ltd. (Japan)	2,300	42,649

Incitec Pivot, Ltd. (Australia)	11,975	29,751

Innophos Holdings, Inc.	271	10,390

Innospec, Inc.	357	17,336

KapStone Paper and Packaging Corp.	824	12,566

Koppers Holdings, Inc.	1,168	29,562

Kraton Performance Polymers, Inc. †	367	9,979

Kuraray Co., Ltd. (Japan)	3,100	40,908

LSB Industries, Inc. †	523	6,877

Minerals Technologies, Inc.	367	21,139

Mitsubishi Chemical Holdings Corp. (Japan)	4,500	22,728

Mitsubishi Gas Chemical Co., Inc. (Japan)	5,000	28,195

Mitsubishi Materials Corp. (Japan)	22,000	62,929

Nippon Steel & Sumitomo Metal Corp. (Japan)	2,300	47,069

Orion Engineered Carbons SA (Luxembourg)	945	14,997

Patrick Industries, Inc. †	605	32,325

Sherwin-Williams Co. (The)	583	169,705

Sika AG (Switzerland)	11	47,586

Skanska AB (Sweden)	4,993	109,661

Sonoco Products Co.	1,661	79,180

Stora Enso OYJ Class R (Finland)	8,524	73,076

Trex Co., Inc. †	130	5,872

U.S. Concrete, Inc. †	329	21,102

22 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Basic materials cont.
UPM-Kymmene OYJ (Finland)	5,372	$103,345

voestalpine AG (Austria)	1,016	34,801

Yara International ASA (Norway)	2,948	106,318

2,333,768
Capital goods (3.0%)
ACS Actividades de Construccion y Servicios SA (Spain)	2,025	66,805

Allison Transmission Holdings, Inc.	8,024	225,394

Altra Industrial Motion Corp.	534	14,439

American Axle & Manufacturing Holdings, Inc. †	1,010	16,837

Applied Optoelectronics, Inc. †	1,034	10,909

AptarGroup, Inc.	851	65,748

Argan, Inc.	639	22,173

Avery Dennison Corp.	3,834	285,173

AZZ, Inc.	211	12,453

Berry Plastics Group, Inc. †	298	11,673

Boeing Co. (The)	3,400	428,910

BWX Technologies, Inc.	2,201	77,409

Chase Corp.	176	10,338

Cooper-Standard Holding, Inc. †	315	27,074

Crown Holdings, Inc. †	2,070	107,992

Cubic Corp.	329	13,423

Douglas Dynamics, Inc.	272	5,908

Dycom Industries, Inc. † S	676	57,386

General Dynamics Corp.	5,051	716,585

Greenbrier Cos., Inc. (The)	512	14,694

H&E Equipment Services, Inc.	1,095	21,046

Hitachi High-Technologies Corp. (Japan)	800	23,090

Honeywell International, Inc.	255	29,027

JTEKT Corp (Japan)	2,000	27,358

Kadant, Inc.	417	20,750

Kone OYJ Class B (Finland)	937	44,288

Kratos Defense & Security Solutions, Inc. †	2,011	8,406

Littelfuse, Inc.	174	19,928

Lockheed Martin Corp.	235	55,514

MasTec, Inc. †	1,756	40,388

Matrix Service Co. †	529	8,766

Mitsubishi Electric Corp. (Japan)	13,000	155,301

MSA Safety, Inc.	175	8,815

NN, Inc.	940	15,660

Northrop Grumman Corp.	3,516	747,748

NSK, Ltd. (Japan)	2,100	18,457

Orbital ATK, Inc.	84	7,311

OSRAM Licht AG (Germany)	1,243	66,150

Owens-Illinois, Inc. †	646	12,209

Raytheon Co.	5,452	706,961

Schindler Holding AG (Switzerland)	359	66,491

Standex International Corp.	199	17,247

Stoneridge, Inc. †	1,145	18,789

Dynamic Risk Allocation Fund 23

COMMON STOCKS (40.6%)* cont.	Shares	Value

Capital goods cont.
Sumitomo Heavy Industries, Ltd. (Japan)	4,000	$19,194

Tenneco, Inc. †	207	11,120

Tetra Tech, Inc.	1,097	33,568

Thales SA (France)	272	23,564

Trinseo SA †	1,249	58,815

Vinci SA (France)	3,280	246,669

Wabash National Corp. †	1,891	26,814

Waste Management, Inc.	8,878	541,114

5,291,881
Communication services (1.6%)
AT&T, Inc.	9,242	361,824

BT Group PLC (United Kingdom)	21,989	141,022

CalAmp Corp. †	993	14,925

Cogent Communications Holdings, Inc.	413	16,446

Eutelsat Communications SA (France)	1,658	33,058

Frontier Communications Corp.	2,993	15,474

IDT Corp. Class B	426	6,335

Inteliquent, Inc.	966	16,152

InterDigital, Inc./PA	328	19,122

Juniper Networks, Inc.	18,838	440,998

KDDI Corp. (Japan)	3,200	92,961

NeuStar, Inc. Class A †	451	10,621

Nippon Telegraph & Telephone Corp. (Japan)	3,400	148,385

NTT DoCoMo, Inc. (Japan)	5,200	129,845

Orange SA (France)	8,171	141,963

PCCW, Ltd. (Hong Kong)	19,000	12,388

ShoreTel, Inc. †	1,121	7,399

Sky PLC (United Kingdom)	12,186	170,054

Telenor ASA (Norway)	1,900	31,661

Telstra Corp., Ltd. (Australia)	15,764	63,613

Ubiquiti Networks, Inc. †	201	8,012

Verizon Communications, Inc.	17,734	902,661

2,784,919
Conglomerates (0.1%)
Siemens AG (Germany)	1,994	214,741

214,741
Consumer cyclicals (5.8%)
Adecco Group AG (Switzerland)	134	8,122

Aristocrat Leisure, Ltd. (Australia)	5,023	46,595

Automatic Data Processing, Inc.	8,381	736,187

AutoZone, Inc. †	790	602,138

Berkeley Group Holdings PLC (United Kingdom)	1,237	58,675

Big Lots, Inc.	317	16,579

Boral, Ltd. (Australia)	8,614	42,170

Boyd Gaming Corp. †	481	9,096

Brambles, Ltd. (Australia)	16,005	148,429

Brunswick Corp.	354	16,946

CaesarStone Sdot-Yam, Ltd. (Israel) †	552	21,787

Caleres, Inc.	654	15,997

24 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Cedar Fair LP	327	$19,630

Christian Dior SA (France)	138	22,502

Clorox Co. (The)	414	53,216

Compass Group PLC (United Kingdom)	4,754	88,616

Continental AG (Germany)	356	76,369

Cooper Tire & Rubber Co.	634	20,370

Copart, Inc. †	1,880	93,079

Dai Nippon Printing Co., Ltd. (Japan)	16,000	162,492

Daito Trust Construction Co., Ltd. (Japan)	100	14,491

Deluxe Corp.	655	42,660

Diamond Resorts International, Inc. † S	946	21,692

Discovery Communications, Inc. Class A †	566	15,763

Dolby Laboratories, Inc. Class A	1,056	50,107

Dollar General Corp.	8,841	794,806

DSW, Inc. Class A	521	11,024

Ecolab, Inc.	914	107,157

Electrolux AB (Sweden)	659	17,681

Ennis, Inc.	580	10,591

Entravision Communications Corp. Class A	1,103	7,964

Ethan Allen Interiors, Inc.	922	31,136

Express, Inc. †	1,134	16,488

Fiat Chrysler Automobiles NV (Italy)	13,984	99,813

Flight Centre Travel Group, Ltd. (Australia)	2,608	59,486

Fuji Heavy Industries, Ltd. (Japan)	2,000	74,169

G-III Apparel Group, Ltd. †	296	11,580

Gartner, Inc. †	1,378	140,032

Goodyear Tire & Rubber Co. (The)	319	8,922

Gray Television, Inc. †	1,681	19,869

Hakuhodo DY Holdings, Inc. (Japan)	1,700	21,147

Harman International Industries, Inc.	249	19,482

Harvey Norman Holdings, Ltd. (Australia)	16,523	54,366

Hino Motors, Ltd. (Japan)	2,200	22,321

Home Depot, Inc. (The)	786	103,846

Host Hotels & Resorts, Inc. R	4,428	68,191

Hyatt Hotels Corp. Class A †	1,565	71,849

ICF International, Inc. †	779	31,768

IMAX Corp. (Canada) †	318	10,602

Industrivarden AB Class A (Sweden)	6,673	124,399

ITV PLC (United Kingdom)	39,555	123,058

John Wiley & Sons, Inc. Class A	858	46,229

Kia Motors Corp. (South Korea)	1,015	39,668

Kingfisher PLC (United Kingdom)	31,708	168,634

Lagardere SCA (France)	1,025	24,263

Landauer, Inc.	242	9,590

LGI Homes, Inc. †	1,234	33,343

Liberty Braves Group (Rights) †	5	12

Liberty Braves Group Class A †	300	4,668

Liberty Media Group Class A †	751	14,629

Dynamic Risk Allocation Fund 25

COMMON STOCKS (40.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Liberty SiriusXM Group Class A †	3,004	$95,798

Lions Gate Entertainment Corp.	931	20,761

Live Nation Entertainment, Inc. †	361	8,718

Malibu Boats, Inc. Class A †	440	5,984

Marcus Corp. (The)	553	10,728

Marks & Spencer Group PLC (United Kingdom)	17,149	94,309

Marriott Vacations Worldwide Corp.	246	14,908

Mazda Motor Corp. (Japan)	5,400	91,972

MCBC Holdings, Inc. †	748	11,504

MGM China Holdings, Ltd. (Hong Kong)	14,400	20,663

MSG Networks, Inc. Class A †	2,261	39,138

National CineMedia, Inc.	1,170	17,082

News Corp. Class B	2,582	31,862

Nexstar Broadcasting Group, Inc. Class A	220	11,708

NIKE, Inc. Class B	12,876	711,013

O’Reilly Automotive, Inc. †	1,472	389,241

Omnicom Group, Inc.	279	23,249

Oxford Industries, Inc.	200	12,674

Panasonic Corp. (Japan)	2,000	18,391

Penn National Gaming, Inc. †	1,578	24,727

Peugeot SA (France) †	3,112	48,978

PGT, Inc. †	2,482	26,607

Pitney Bowes, Inc.	592	11,029

ProSiebenSat.1 Media SE (Germany) †	747	37,556

Quanta Services, Inc. †	1,142	27,442

RE/MAX Holdings, Inc. Class A	712	28,758

Regal Entertainment Group Class A S	1,173	24,668

Renault SA (France)	1,181	110,826

Restoration Hardware Holdings, Inc. †	331	11,009

Ryman Hospitality Properties R	2,084	102,241

Scotts Miracle-Gro Co. (The) Class A	884	61,438

ServiceMaster Global Holdings, Inc. †	3,933	150,398

Shimamura Co., Ltd. (Japan)	400	51,688

Sinclair Broadcast Group, Inc. Class A	486	15,372

Sirius XM Holdings, Inc. † S	95,627	384,421

SJM Holdings, Ltd. (Hong Kong)	39,000	25,031

Steven Madden, Ltd. †	430	14,753

TABCORP Holdings, Ltd. (Australia)	6,047	19,278

Takashimaya Co., Ltd. (Japan)	3,000	21,110

Target Corp.	9,592	659,738

Taylor Wimpey PLC (United Kingdom)	24,782	73,724

Thomson Reuters Corp. (Canada)	3,761	158,150

Toppan Printing Co., Ltd. (Japan)	9,000	81,003

Travelport Worldwide, Ltd.	924	12,234

TUI AG (London Exchange) (Germany)	3,116	47,703

Twenty-First Century Fox, Inc.	15,370	449,419

Valeo SA (France)	584	88,144

Vantiv, Inc. Class A †	7,000	376,390

26 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Vista Outdoor, Inc. †	167	$8,380

Visteon Corp.	2,188	164,056

Volkswagen AG (Preference) (Germany) †	221	33,036

Wal-Mart Stores, Inc.	447	31,639

William Hill PLC (United Kingdom)	9,070	40,868

Wolters Kluwer NV (Netherlands)	2,082	82,990

Wolverine World Wide, Inc.	627	11,418

World Fuel Services Corp.	1,376	63,255

WPP PLC (United Kingdom)	8,302	191,425

Yamada Denki Co., Ltd. (Japan)	4,000	18,786

10,225,882
Consumer staples (4.1%)
Altria Group, Inc.	14,210	904,324

Aryzta AG (Switzerland)	563	22,407

Ashtead Group PLC (United Kingdom)	1,879	26,561

Bright Horizons Family Solutions, Inc. †	102	6,609

Brinker International, Inc.	413	18,573

British American Tobacco PLC (United Kingdom)	4,486	272,757

Cheesecake Factory, Inc. (The)	233	11,620

Coca-Cola Amatil, Ltd. (Australia)	27,082	173,476

Colgate-Palmolive Co.	7,917	557,436

Constellation Brands, Inc. Class A	4,382	671,103

Delhaize Group (Belgium)	941	98,659

FTD Cos., Inc. †	805	21,928

Geo Group, Inc. (The) R	2,795	92,962

Grand Canyon Education, Inc. †	368	15,368

Hain Celestial Group, Inc. (The) †	269	13,299

Heineken Holding NV (Netherlands)	488	40,039

Heineken NV (Netherlands)	286	26,562

Hormel Foods Corp.	6,587	226,659

Imperial Brands PLC (United Kingdom)	4,678	254,822

ITOCHU Corp. (Japan)	4,400	54,828

J Sainsbury PLC (United Kingdom)	16,259	63,228

Jardine Cycle & Carriage, Ltd. (Singapore)	2,400	58,878

John B. Sanfilippo & Son, Inc.	321	15,190

Kao Corp. (Japan)	3,100	169,235

Kforce, Inc.	816	15,259

Koninklijke Ahold NV (Netherlands)	8,719	193,151

Kroger Co. (The)	17,108	611,782

Match Group, Inc. † S	3,402	47,628

McDonald’s Corp.	6,986	852,711

METRO AG (Germany)	1,812	59,536

Nestle SA (Switzerland)	2,415	178,331

Nutraceutical International Corp. †	297	7,036

Omega Protein Corp. †	1,015	20,036

On Assignment, Inc. †	637	23,996

Paylocity Holding Corp. †	166	6,094

PepsiCo, Inc.	6,278	635,145

Dynamic Risk Allocation Fund 27

COMMON STOCKS (40.6%)* cont.	Shares	Value

Consumer staples cont.
Reckitt Benckiser Group PLC (United Kingdom)	881	$87,725

Sanderson Farms, Inc.	304	27,272

SpartanNash Co.	676	20,084

Svenska Cellulosa AB SCA Class B (Sweden)	1,000	32,009

Sysco Corp.	9,401	452,282

Team Health Holdings, Inc. †	133	6,380

TrueBlue, Inc. †	371	7,350

Unilever PLC (United Kingdom)	1,542	70,261

Vector Group, Ltd.	1,037	22,264

WH Group, Ltd. 144A (Hong Kong) †	108,000	82,912

WM Morrison Supermarkets PLC (United Kingdom)	6,153	17,663

Woolworths, Ltd. (Australia)	2,270	36,195

7,329,625
Energy (2.0%)
BP PLC (United Kingdom)	5,696	29,472

California Resources Corp.	528	803

Callon Petroleum Co. †	1,555	17,711

Caltex Australia, Ltd. (Australia)	1,692	39,839

Diamondback Energy, Inc. †	89	8,095

Exxon Mobil Corp.	15,556	1,384,795

Frank’s International NV (Netherlands)	1,842	29,490

Gulfport Energy Corp. †	284	8,730

Idemitsu Kosan Co., Ltd. (Japan)	1,700	33,817

Neste Oil OYJ (Finland)	1,970	66,393

Norsk Hydro ASA (Norway)	9,976	39,770

Northern Oil and Gas, Inc. †	1,728	7,534

Occidental Petroleum Corp.	5,529	417,108

OMV AG (Austria)	5,632	156,974

Repsol YPF SA (Spain)	3,020	38,894

Royal Dutch Shell PLC Class A (United Kingdom)	1,750	42,011

Royal Dutch Shell PLC Class B (United Kingdom)	4,662	112,120

Schlumberger, Ltd.	7,565	577,210

Technip SA (France)	223	12,241

Total SA (France)	6,450	313,438

Vestas Wind Systems A/S (Denmark)	2,161	154,849

Whiting Petroleum Corp. †	204	2,519

Woodside Petroleum, Ltd. (Australia)	3,155	62,098

3,555,911
Financials (10.6%)
3i Group PLC (United Kingdom)	27,795	226,042

Access National Corp.	389	7,986

Aegon NV (Netherlands)	5,559	28,576

AerCap Holdings NV (Ireland) †	700	27,363

AG Mortgage Investment Trust, Inc. R	222	3,110

Ageas (Belgium)	731	29,569

Agree Realty Corp. R	363	15,453

Alexandria Real Estate Equities, Inc. R	1,599	154,943

Allianz SE (Germany)	1,566	255,612

Allied World Assurance Co. Holdings AG	4,423	164,005

28 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Financials cont.
American Capital Agency Corp. R	21,255	$401,507

American Equity Investment Life Holding Co.	1,745	28,286

American Financial Group, Inc.	1,399	102,519

Amtrust Financial Services, Inc.	912	24,186

Annaly Capital Management, Inc. R	8,304	87,856

Apartment Investment & Management Co. Class A R	2,782	118,652

Apollo Commercial Real Estate Finance, Inc. R	576	9,337

Arbor Realty Trust, Inc. R	2,186	15,258

Arlington Asset Investment Corp. Class A	246	3,272

ARMOUR Residential REIT, Inc. R	148	2,871

Ashford Hospitality Trust, Inc. R	1,470	7,394

Aspen Insurance Holdings, Ltd.	1,690	80,867

Assurant, Inc.	706	61,697

AvalonBay Communities, Inc. R	4,312	775,643

Aviva PLC (United Kingdom)	5,818	37,902

AXA SA (France)	8,943	224,681

Banc of California, Inc.	468	9,388

Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	848	22,625

Banco Santander SA (Spain)	34,353	164,014

Bank Hapoalim BM (Israel)	11,014	56,890

BNP Paribas SA/New York, NY (France) †	4,478	247,952

BofI Holding, Inc. †	863	16,199

Boston Properties, Inc. R	1,993	250,381

Brandywine Realty Trust R	828	13,074

Brixmor Property Group, Inc. R	4,482	113,171

Broadridge Financial Solutions, Inc.	2,242	143,914

Camden Property Trust R	1,717	146,306

Capital One Financial Corp.	10,347	757,814

Cardinal Financial Corp.	781	17,729

Cardtronics, Inc. †	460	18,073

Care Capital Properties, Inc. R	2,545	66,145

CBL & Associates Properties, Inc. R	504	4,848

Chimera Investment Corp. R	8,402	125,946

Citizens & Northern Corp.	440	8,923

CNO Financial Group, Inc.	970	19,681

CNP Assurances (France)	5,438	92,272

Communications Sales & Leasing, Inc. R	1,326	33,123

Community Healthcare Trust, Inc. R	602	11,233

Concordia Financial Group, Ltd. (Japan) †	8,300	38,699

CoreLogic, Inc. †	1,930	71,931

Corporate Office Properties Trust R	3,769	101,876

Customers Bancorp, Inc. †	967	26,003

CYS Investments, Inc. R	769	6,283

Daiwa Securities Group, Inc. (Japan)	3,000	17,338

DDR Corp. R	499	8,588

Dexus Property Group (Australia) R	8,758	54,722

DiamondRock Hospitality Co. R	7,686	68,713

Digital Realty Trust, Inc. R	436	41,616

Dynamic Risk Allocation Fund 29

COMMON STOCKS (40.6%)* cont.	Shares	Value

Financials cont.
Discover Financial Services	1,233	$70,047

Duke Realty Corp. R	6,047	143,132

DuPont Fabros Technology, Inc. R	4,875	206,261

E*Trade Financial Corp. †	801	22,340

East West Bancorp, Inc.	677	26,132

Employers Holdings, Inc.	1,121	33,462

Encore Capital Group, Inc. †	306	8,228

Endurance Specialty Holdings, Ltd.	1,176	79,874

EPR Properties R	215	15,325

Equity Commonwealth †R	2,304	66,563

Equity Residential Trust R	3,959	274,002

Essent Group, Ltd. †	492	10,755

Essex Property Trust, Inc. R	343	77,940

Everest Re Group, Ltd.	717	128,422

Extra Space Storage, Inc. R	274	25,474

Farmers Capital Bank Corp.	341	9,272

FCB Financial Holdings, Inc. Class A †	707	26,138

Federal Agricultural Mortgage Corp. Class C	339	12,228

Federal Realty Investment Trust R	265	40,595

Federated National Holding Co.	1,120	24,170

Fidelity Southern Corp.	1,012	16,556

Financial Institutions, Inc.	468	13,085

First BanCorp. (Puerto Rico) †	6,675	28,102

First Community Bancshares, Inc.	457	9,990

First Industrial Realty Trust R	482	11,934

FirstMerit Corp.	555	12,587

Flagstar Bancorp, Inc. †	471	11,417

Flushing Financial Corp.	490	10,221

Four Corners Property Trust, Inc. R	3,007	58,456

Franklin Financial Network, Inc. †	372	11,532

Fukuoka Financial Group, Inc. (Japan)	8,000	28,856

General Growth Properties R	8,058	216,518

Genworth Financial, Inc. Class A †	1,795	6,642

Great Southern Bancorp, Inc.	419	16,437

Hanmi Financial Corp.	940	22,880

Hanover Insurance Group, Inc. (The)	250	21,670

HCI Group, Inc.	494	15,685

HCP, Inc. R	3,519	115,670

Healthcare Realty Trust, Inc. R	3,462	110,057

Heartland Financial USA, Inc.	304	10,670

Heritage Insurance Holdings, Inc.	1,394	18,345

Hersha Hospitality Trust R	384	6,804

Highwoods Properties, Inc. R	2,722	132,453

Hokuhoku Financial Group, Inc. (Japan)	19,000	23,131

Horizon Bancorp	361	8,917

HSBC Holdings PLC (United Kingdom)	40,724	262,502

Invesco Mortgage Capital, Inc. R	339	4,875

Investor AB Class B (Sweden)	5,687	197,854

30 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Financials cont.
Investors Real Estate Trust R	1,086	$6,755

Kerry Properties, Ltd. (Hong Kong)	21,500	53,685

Kimco Realty Corp. R	6,965	196,274

Lakeland Bancorp, Inc.	1,253	14,460

Lazard, Ltd. Class A	476	16,746

Lend Lease Group (Australia)	5,467	52,938

Lexington Realty Trust R	2,044	19,316

Liberty Property Trust R	2,994	111,736

LTC Properties, Inc. R	498	23,217

Macerich Co. (The) R	685	52,279

Maiden Holdings, Ltd. (Bermuda)	785	10,299

MainSource Financial Group, Inc.	703	15,874

Medical Properties Trust, Inc. R	9,469	139,194

Meta Financial Group, Inc.	271	13,509

MFA Financial, Inc. R	12,394	89,361

Mid-America Apartment Communities, Inc. R	126	12,977

Mitsubishi UFJ Financial Group, Inc. (Japan)	38,100	187,926

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	28,900	123,265

Mizuho Financial Group, Inc. (Japan)	121,200	188,652

Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	1,104	207,410

National Health Investors, Inc. R	1,845	128,836

Nelnet, Inc. Class A	546	20,027

New World Development Co., Ltd. (Hong Kong)	87,000	82,275

NN Group NV (Netherlands)	2,107	70,366

Nomura Holdings, Inc. (Japan)	7,000	29,990

Nomura Real Estate Holdings, Inc. (Japan)	2,000	35,652

One Liberty Properties, Inc. R	516	11,693

Oppenheimer Holdings, Inc. Class A	472	7,429

Opus Bank	430	16,194

ORIX Corp. (Japan)	9,500	130,712

Pacific Premier Bancorp, Inc. †	498	12,450

PacWest Bancorp	195	8,128

Partners Group Holding AG (Switzerland)	47	19,812

PennyMac Financial Services, Inc. Class A †	654	9,006

Peoples Bancorp, Inc.	468	10,104

Persimmon PLC (United Kingdom)	3,682	112,096

PNC Financial Services Group, Inc. (The)	6,607	592,912

Popular, Inc. (Puerto Rico)	3,317	103,955

Post Properties, Inc. R	1,702	103,090

ProAssurance Corp.	1,100	57,739

Prologis, Inc. R	6,242	296,682

Public Storage R	2,351	596,472

Raiffeisen Bank International AG (Austria) †	1,342	17,955

Ramco-Gershenson Properties Trust R	582	10,482

Realty Income Corp. R	1,124	67,541

Regency Centers Corp. R	126	9,652

Reinsurance Group of America, Inc.	921	91,308

Dynamic Risk Allocation Fund 31

COMMON STOCKS (40.6%)* cont.	Shares	Value

Financials cont.
RenaissanceRe Holdings, Ltd.	1,124	$129,833

Renasant Corp.	417	14,349

Republic Bancorp, Inc. Class A	317	8,790

Resona Holdings, Inc. (Japan)	28,400	106,865

Sekisui Chemical Co., Ltd. (Japan)	1,500	19,405

Select Income REIT R	408	10,049

Simon Property Group, Inc. R	3,239	640,156

SL Green Realty Corp. R	468	47,436

SLM Corp. †	17,791	122,224

Societe Generale SA (France)	3,221	132,566

Spirit Realty Capital, Inc. R	3,217	36,835

Starwood Property Trust, Inc. R	9,456	194,983

Sumitomo Mitsui Financial Group, Inc. (Japan)	6,100	196,673

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	11,000	37,825

Summit Hotel Properties, Inc. R	1,347	15,760

Sun Hung Kai Properties, Ltd. (Hong Kong)	2,000	23,453

Sunstone Hotel Investors, Inc. R	7,443	89,614

Swiss Life Holding AG (Switzerland)	429	111,221

Swiss Re AG (Switzerland)	2,553	229,359

Synchrony Financial †	22,626	705,931

Talmer Bancorp, Inc. Class A	795	15,852

Taubman Centers, Inc. R	1,587	108,821

TCF Financial Corp.	5,941	85,372

Two Harbors Investment Corp. R	11,209	95,052

U.S. Bancorp	6,420	274,904

UBS Group AG (Switzerland)	1,558	24,075

UDR, Inc. R	784	28,248

UniCredit SpA (Italy)	4,320	13,824

United Community Banks, Inc.	483	9,723

United Insurance Holdings Corp.	1,579	27,727

Universal Health Realty Income Trust R	112	5,992

Validus Holdings, Ltd.	2,392	116,466

VEREIT, Inc. R	3,200	30,688

Vornado Realty Trust R	1,085	103,639

Voya Financial, Inc.	7,381	242,540

WageWorks, Inc. †	176	9,865

Washington Real Estate Investment Trust R	2,658	78,757

Weingarten Realty Investors R	3,427	128,958

Wells Fargo & Co.	21,162	1,073,337

Welltower, Inc. R	2,529	174,273

Western Alliance Bancorp †	556	20,961

Wharf Holdings, Ltd. (The) (Hong Kong)	3,000	16,215

Wheelock and Co., Ltd. (Hong Kong)	30,000	134,842

Woori Bank (South Korea)	2,464	20,515

WP Carey, Inc. R	175	11,219

XL Group PLC	12,185	418,555

Zions Bancorporation	503	14,094

		18,720,535

32 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Health care (5.0%)
ACADIA Pharmaceuticals, Inc. †	429	$15,199

Accuray, Inc. †	922	5,025

Actelion, Ltd. (Switzerland)	125	20,511

Akorn, Inc. †	259	7,742

AMAG Pharmaceuticals, Inc. †	745	15,973

AmerisourceBergen Corp.	6,653	498,842

AmSurg Corp. †	303	22,661

ANI Pharmaceuticals, Inc. †	137	7,419

Applied Genetic Technologies Corp. †	428	7,362

Aralez Pharmaceuticals, Inc. (Canada) †	2,517	10,068

Ardelyx, Inc. †	863	7,896

ARIAD Pharmaceuticals, Inc. †	869	7,691

Astellas Pharma, Inc. (Japan)	7,900	107,319

AstraZeneca PLC (United Kingdom)	2,849	166,209

AtriCure, Inc. †	424	6,144

Bio-Rad Laboratories, Inc. Class A †	444	66,089

Biospecifics Technologies Corp. †	194	7,281

Cardinal Health, Inc.	6,342	500,701

Cardiome Pharma Corp. (Canada) †	3,694	17,288

Centene Corp. †	426	26,561

Charles River Laboratories International, Inc. †	865	74,329

Chemed Corp.	364	47,469

Conmed Corp.	364	14,494

DaVita HealthCare Partners, Inc. †	4,353	336,574

Depomed, Inc. †	268	5,475

DexCom, Inc. †	238	15,349

Dynavax Technologies Corp. †	611	10,136

Eagle Pharmaceuticals, Inc. †	128	6,084

Emergent BioSolutions, Inc. †	591	25,933

Endo International PLC †	710	11,225

Entellus Medical, Inc. †	251	4,503

FivePrime Therapeutics, Inc. †	200	9,144

GlaxoSmithKline PLC (United Kingdom)	15,349	321,234

Globus Medical, Inc. Class A †	454	11,005

Greatbatch, Inc. †	689	21,745

Halozyme Therapeutics, Inc. †	443	4,457

HealthEquity, Inc. †	414	10,685

HealthSouth Corp.	586	23,628

Horizon Pharma PLC †	1,329	22,899

ICU Medical, Inc. †	402	41,804

Immune Design Corp. †	272	3,414

Impax Laboratories, Inc. †	750	25,613

INC Research Holdings, Inc. Class A †	236	10,268

Inotek Pharmaceuticals Corp. †	422	3,882

Insulet Corp. †	308	9,246

Insys Therapeutics, Inc. †	258	4,038

Jazz Pharmaceuticals PLC †	489	74,113

Johnson & Johnson	11,589	1,305,964

Dynamic Risk Allocation Fund 33

COMMON STOCKS (40.6%)* cont.	Shares	Value

Health care cont.
Kindred Healthcare, Inc.	599	$7,110

Lannett Co., Inc. †	737	17,975

Ligand Pharmaceuticals, Inc. †	84	10,046

Lonza Group AG (Switzerland)	330	56,970

McKesson Corp.	3,641	666,813

Medicines Co. (The) †	447	16,812

Medipal Holdings Corp. (Japan)	3,900	67,112

MEDNAX, Inc. †	1,622	111,026

Merck & Co., Inc.	6,359	357,757

Merrimack Pharmaceuticals, Inc. †	1,041	6,943

MiMedx Group, Inc. †	1,238	9,743

Molina Healthcare, Inc. †	65	3,148

Myriad Genetics, Inc. †	178	6,032

Neurocrine Biosciences, Inc. †	417	20,704

Novartis AG (Switzerland)	2,254	178,914

Novavax, Inc. †	499	3,039

Novo Nordisk A/S Class B (Denmark)	1,379	76,699

Omega Healthcare Investors, Inc. R	418	13,343

OncoMed Pharmaceuticals, Inc. †	211	3,125

Ophthotech Corp. †	231	12,405

OraSure Technologies, Inc. †	2,746	21,089

Pacira Pharmaceuticals, Inc. †	222	10,325

PerkinElmer, Inc.	2,732	149,577

Pfizer, Inc.	29,777	1,033,262

PharMerica Corp. †	1,020	27,101

Portola Pharmaceuticals, Inc. †	129	3,545

Prestige Brands Holdings, Inc. †	273	14,753

Prothena Corp. PLC (Ireland) †	431	20,921

RadNet, Inc. †	1,316	6,856

Repligen Corp. †	300	7,188

Rigel Pharmaceuticals, Inc. †	908	2,343

Roche Holding AG (Switzerland)	924	242,527

Rockwell Medical, Inc. †	1,210	11,604

Sage Therapeutics, Inc. †	106	3,488

Sanofi (France)	3,333	273,277

Select Medical Holdings Corp. †	1,500	19,005

Shire PLC (United Kingdom)	866	53,432

Spectranetics Corp. (The) †	453	8,299

STAAR Surgical Co. †	747	4,056

STERIS PLC (United Kingdom)	185	12,845

Sucampo Pharmaceuticals, Inc. Class A †	746	8,773

Supernus Pharmaceuticals, Inc. †	615	11,999

Surgical Care Affiliates, Inc. †	625	27,981

TESARO, Inc. † S	356	16,483

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	1,426	73,967

Thermo Fisher Scientific, Inc.	5,189	787,535

Tokai Pharmaceuticals, Inc. †	262	1,900

Trevena, Inc. †	566	4,143

34 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Health care cont.
Triple-S Management Corp. Class B (Puerto Rico) †	397	$9,123

uniQure NV (Netherlands) †	273	3,698

Ventas, Inc. R	2,113	140,155

VWR Corp. †	779	22,482

Waters Corp. †	1,311	180,328

WellCare Health Plans, Inc. †	90	9,128

West Pharmaceutical Services, Inc.	477	35,813

Zeltiq Aesthetics, Inc. †	458	13,035

8,896,443
Technology (4.7%)
A10 Networks, Inc. †	969	6,260

Accenture PLC Class A	5,996	713,344

Advanced Energy Industries, Inc. †	1,117	42,636

Amadeus IT Holding SA Class A (Spain)	1,480	68,561

Ambarella, Inc. †	163	6,738

Amdocs, Ltd.	3,060	177,449

Apigee Corp. †	828	8,967

Apple, Inc.	5,901	589,274

Aspen Technology, Inc. †	275	10,483

AtoS SE (France)	1,107	102,305

AVG Technologies NV (Netherlands) †	701	13,473

Blackbaud, Inc.	236	14,790

Brocade Communications Systems, Inc.	12,953	117,354

CACI International, Inc. Class A †	117	11,790

Cavium, Inc. †	205	10,199

CEVA, Inc. †	707	19,117

Ciena Corp. †	348	6,076

Cirrus Logic, Inc. †	601	21,636

Cisco Systems, Inc.	35,459	1,030,084

Computer Sciences Corp.	2,991	147,157

CSG Systems International, Inc.	668	28,397

CSRA, Inc.	2,909	72,056

Cypress Semiconductor Corp. S	2,648	28,148

DSP Group, Inc. †	1,662	17,401

DST Systems, Inc.	2,667	322,494

eBay, Inc. †	25,412	621,578

EnerSys	493	29,639

Fidelity National Information Services, Inc.	2,592	192,508

Fiserv, Inc. †	4,133	435,329

Fujitsu, Ltd. (Japan)	6,000	24,056

GenMark Diagnostics, Inc. †	1,134	8,539

Genpact, Ltd. †	2,942	82,935

Gentex Corp.	2,056	34,088

Gigamon, Inc. †	161	5,015

GungHo Online Entertainment, Inc. (Japan)	23,100	66,590

Hoya Corp. (Japan)	2,600	90,791

Imprivata, Inc. †	838	11,388

Infinera Corp. †	424	5,559

Dynamic Risk Allocation Fund 35

COMMON STOCKS (40.6%)* cont.	Shares	Value

Technology cont.
Ingram Micro, Inc. Class A	3,453	$119,577

Integrated Device Technology, Inc. †	270	6,305

Intersil Corp. Class A	885	11,965

IntraLinks Holdings, Inc. †	570	4,469

Iron Mountain, Inc. R	3,425	125,835

Ixia †	1,160	11,786

j2 Global, Inc.	466	31,208

Lattice Semiconductor Corp. †	3,915	22,785

Leidos Holdings, Inc.	1,705	84,227

Maxim Integrated Products, Inc.	17,741	673,448

Mellanox Technologies, Ltd. (Israel) †	299	14,173

Mentor Graphics Corp.	1,182	25,342

Microsemi Corp. †	315	10,656

Microsoft Corp.	5,403	286,359

Mixi, Inc. (Japan)	900	34,513

MKS Instruments, Inc.	518	21,228

MobileIron, Inc. †	2,267	7,481

Monolithic Power Systems, Inc.	178	12,163

MTS Systems Corp.	115	5,497

NCR Corp. †	1,111	34,308

Netscout Systems, Inc. †	100	2,426

Nexon Co., Ltd. (Japan)	3,500	57,121

ON Semiconductor Corp. †	2,029	19,823

Otsuka Corp. (Japan)	200	9,442

Paychex, Inc.	10,737	582,160

Perficient, Inc. †	707	14,812

Plantronics, Inc.	396	17,630

Plexus Corp. †	539	23,673

Power Integrations, Inc.	198	9,878

Proofpoint, Inc. †	286	16,765

QAD, Inc. Class A	533	10,015

QLogic Corp. †	1,939	26,875

Rovi Corp. †	596	10,019

Samsung Electronics Co., Ltd. (South Korea)	124	134,024

Sanmina Corp. †	525	14,065

Seiko Epson Corp. (Japan)	1,000	17,859

Semtech Corp. †	312	7,344

Sensata Technologies Holding NV †	675	24,962

Silicon Laboratories, Inc. †	105	5,224

Skyworks Solutions, Inc.	173	11,549

SoftBank Corp. (Japan)	700	38,959

Synaptics, Inc. †	158	10,717

Synchronoss Technologies, Inc. †	184	6,490

SYNNEX Corp.	230	20,953

Synopsys, Inc. †	2,962	153,047

TDK Corp. (Japan)	600	34,605

Tech Data Corp. †	144	10,882

Tessera Technologies, Inc.	650	20,976

36 Dynamic Risk Allocation Fund

COMMON STOCKS (40.6%)* cont.	Shares	Value

Technology cont.
Tower Semiconductor, Ltd. (Israel) †	2,076	$27,735

Tyler Technologies, Inc. †	164	25,140

Veeva Systems, Inc. Class A †	400	13,180

VeriFone Systems, Inc. †	321	8,474

Verint Systems, Inc. †	263	8,676

Web.com Group, Inc. †	1,181	20,042

Woodward, Inc.	582	33,139

Xilinx, Inc.	2,962	140,369

8,326,579
Transportation (1.1%)
Aegean Marine Petroleum Network, Inc. (Greece)	1,839	12,248

Allegiant Travel Co.	48	6,673

ANA Holdings, Inc. (Japan)	27,000	78,612

AP Moeller — Maersk A/S (Denmark)	94	121,074

Aurizon Holdings, Ltd. (Australia)	9,368	30,532

Central Japan Railway Co. (Japan)	1,200	210,945

Deutsche Post AG (Germany)	3,855	112,443

DHT Holdings, Inc. (Bermuda)	2,073	11,319

easyJet PLC (United Kingdom)	809	17,962

International Consolidated Airlines Group SA (Spain)	9,338	72,989

Matson, Inc.	330	10,999

Qantas Airways, Ltd. (Australia)	15,800	35,147

Royal Mail PLC (United Kingdom)	11,742	92,005

Ryanair Holdings PLC ADR (Ireland)	623	54,450

Saia, Inc. †	449	11,705

Scorpio Tankers, Inc.	1,535	9,026

Southwest Airlines Co.	555	23,576

United Parcel Service, Inc. Class B	7,712	795,030

Wabtec Corp.	201	15,553

XPO Logistics, Inc. †	410	11,997

Yangzijiang Shipbuilding Holdings, Ltd. (China)	188,600	125,353

1,859,638
Utilities and power (1.3%)
American Electric Power Co., Inc.	4,553	294,716

American Water Works Co., Inc.	1,914	141,827

Centrica PLC (United Kingdom)	8,054	23,773

CLP Holdings, Ltd. (Hong Kong)	3,000	28,275

Dynegy, Inc. †	911	17,163

E.ON SE (Germany)	13,614	133,829

Endesa SA (Spain)	4,568	93,926

Enel SpA (Italy)	21,006	95,219

Iberdrola SA (Spain)	31,827	215,874

Korea Electric Power Corp. (South Korea)	573	30,199

PG&E Corp.	7,088	425,847

RWE AG (Germany) †	3,420	44,769

Southern Co. (The)	14,078	696,016

Talen Energy Corp. †	570	6,555

Dynamic Risk Allocation Fund 37

COMMON STOCKS (40.6%)* cont.	Shares	Value

Utilities and power cont.
Tokyo Electric Power Company Holdings, Inc. (Japan) †	7,400	$34,575

Tokyo Gas Co., Ltd. (Japan)	8,000	32,095

		2,314,658

Total common stocks (cost $65,209,426)		$71,854,580

CORPORATE BONDS AND NOTES (25.8%)*	Principal amount	Value

Basic materials (2.1%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	$60,000	$59,850

Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	40,000	39,374

Agrium, Inc. sr. unsec. unsub. notes 5 1/4s, 2045 (Canada)	10,000	10,289

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	60,000	70,350

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	25,000	24,438

Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	114,000	122,468

Beacon Roofing Supply, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	80,000	84,800

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	65,000	75,075

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	70,000	70,875

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	110,000	119,625

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5 7/8s, 2021 (Germany)	85,000	92,438

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	8,000	7,337

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	10,000	9,507

Chemours Co. (The) company guaranty sr. unsec. unsub.
notes 7s, 2025	20,000	17,538

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6 5/8s, 2023	35,000	31,413

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	90,000	85,050

CPG Merger Sub, LLC 144A company guaranty sr. unsec.
notes 8s, 2021	30,000	28,350

Dow Chemical Co. (The) sr. unsec. unsub. bonds 3 1/2s, 2024	70,000	72,420

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	20,000	20,627

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	20,000	15,800

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	30,000	28,125

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	40,000	37,200

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55s, 2022 (Indonesia)	5,000	4,188

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9 1/2s, 2023	115,000	127,650

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	116,000	102,080

38 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Basic materials cont.
Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	$79,000	$65,570

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	130,000	119,288

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	75,000	79,125

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2024	30,000	31,200

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	95,000	78,850

Huntsman International, LLC company guaranty sr. unsec. notes
5 1/8s, 2022	15,000	15,113

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	112,000	113,960

INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	37,000	35,983

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	85,000	86,700

Joseph T Ryerson & Son, Inc. 144A sr. notes 11s, 2022	50,000	51,375

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10 1/2s, 2023	65,000	68,738

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7 1/2s, 2020	60,000	62,175

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	25,000	22,127

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	55,000	55,413

Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	30,000	23,695

Monsanto Company sr. unsec. sub. notes 5 1/2s, 2025	60,000	68,638

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6 1/4s, 2022 (Canada)	20,000	18,900

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	95,000	97,019

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	125,000	129,688

Novelis, Inc. company guaranty sr. unsec. notes 8 3/8s, 2017	15,000	15,338

Pactiv LLC sr. unsec. unsub. bonds 8 3/8s, 2027	5,000	5,100

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	35,000	35,350

PQ Corp. 144A company guaranty sr. notes 6 3/4s, 2022	15,000	15,600

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	40,000	42,000

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2020	45,000	51,300

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/4s, 2023	50,000	51,938

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2024	20,000	20,550

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2022	20,000	20,450

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	15,000	15,563

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7 1/2s, 2025 (Ireland)	40,000	47,150

Dynamic Risk Allocation Fund 39

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Basic materials cont.
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	$120,000	$126,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	30,000	30,831

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	33,000	33,851

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	10,000	10,194

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8 1/2s, 2024 (Canada)	10,000	10,263

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8s, 2021 (Canada)	10,000	10,225

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7 5/8s, 2021	90,000	63,000

U.S. Concrete, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2024	60,000	60,000

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2023	45,000	45,356

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	10,000	10,513

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	50,000	53,125

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
notes 6s, 2023	40,000	37,200

WestRock MWV, LLC company guaranty sr. unsec. unsub.
notes 8.2s, 2030	60,000	78,202

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95s, 2031	32,000	41,031

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	90,000	95,175

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	30,000	31,106

3,636,835
Capital goods (1.2%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	130,000	133,900

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	10,000	11,125

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5 3/8s, 2024	40,000	39,200

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5s, 2022	60,000	60,300

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	35,000	35,788

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	25,000	25,250

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	30,000	29,025

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	20,000	20,550

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023	50,000	49,625

40 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Capital goods cont.
Berry Plastics Corp. 144A company guaranty notes 6s, 2022	$25,000	$25,688

Bombardier, Inc. 144A sr. unsec. unsub. notes 4 3/4s,
2019 (Canada)	70,000	66,325

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	80,000	87,600

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	145,000	154,286

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7 3/8s, 2026	35,000	38,500

Delphi Corp. company guaranty sr. unsec. notes 5s, 2023	100,000	106,000

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7 3/4s, 2020 (Luxembourg)	35,000	34,475

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022	135,000	118,125

Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	80,000	101,067

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	100,000	98,500

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)	15,000	20,188

Manitowoc Foodservice, Inc. 144A sr. unsec. notes 9 1/2s, 2024	115,000	126,500

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	70,000	64,750

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	15,000	16,314

Medtronic, Inc. company guaranty sr. unsec. sub. notes
3 1/2s, 2025	15,000	16,000

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	65,000	66,056

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2025	65,000	66,788

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2022	135,000	139,388

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	50,000	51,810

Terex Corp. company guaranty sr. unsec. notes 6s, 2021	103,000	101,841

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8 3/4s, 2023	100,000	98,750

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	60,000	63,544

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024	55,000	56,100

TransDigm, Inc. 144A company guaranty sr. unsec. sub. bonds
6 3/8s, 2026	35,000	35,044

2,158,402
Communication services (3.0%)
Altice SA 144A company guaranty sr. unsec. notes 7 3/4s,
2022 (Luxembourg)	200,000	203,000

American Tower Corp. sr. unsec. notes 4s, 2025 R	85,000	88,665

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	67,000	66,543

AT&T, Inc. sr. unsec. unsub. notes 3.4s, 2025	68,000	68,115

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	145,000	145,579

Dynamic Risk Allocation Fund 41

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. bonds 5 1/8s, 2023	$25,000	$25,688

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	195,000	199,875

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5 1/2s, 2026	35,000	35,350

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5 7/8s, 2024	85,000	88,400

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5 3/4s, 2026	15,000	15,375

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	80,000	78,000

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	15,000	15,375

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	50,000	47,750

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	10,000	9,543

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. bonds
6.484s, 2045	87,000	99,905

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A sr. sub. notes
4.908s, 2025	43,000	45,994

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	145,000	149,973

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	30,000	42,108

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	85,000	113,191

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	115,000	127,621

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R	25,000	27,188

Crown Castle International Corp. sr. unsec. unsub. bonds
3.7s, 2026 R	45,000	45,435

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	30,000	27,000

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	160,000	164,400

Deutsche Telekom International Finance BV company guaranty
sr. unsec. unsub. bonds 8 3/4s, 2030 (Netherlands)	16,000	23,694

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	40,000	37,020

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	5,000	4,663

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	20,000	17,750

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	55,000	55,963

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	70,000	72,888

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	20,000	21,250

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	265,000	180,200

Intelsat Jackson Holdings SA company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2022 (Bermuda)	20,000	13,450

42 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.		Principal amount	Value

Communication services cont.
Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)		$10,000	$2,975

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8 1/8s, 2023 (Luxembourg)		15,000	4,463

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022		20,000	20,450

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021		145,000	151,525

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2024		25,000	25,443

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022		45,000	45,675

Numericable-SFR SA 144A company guaranty sr. notes 6s,
2022 (France)		200,000	199,525

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		35,000	35,875

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	295,000	232,903

Sprint Communications, Inc. sr. unsec. notes 7s, 2020		$330,000	281,738

Sprint Corp. company guaranty sr. unsec. sub. notes
7 7/8s, 2023		120,000	93,600

Sprint Corp. company guaranty sr. unsec. sub. notes
7 1/4s, 2021		195,000	157,950

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 5/8s, 2023		50,000	52,875

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 3/8s, 2025		30,000	31,425

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021		75,000	78,563

T-Mobile USA, Inc. company guaranty sr. unsec. notes 6s, 2023		20,000	20,850

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023		5,000	5,300

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021		25,000	26,313

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019		25,000	25,422

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		25,000	26,375

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 7.045s, 2036 (Spain)		194,000	242,996

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020		95,000	97,359

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033		64,000	79,753

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048		328,000	331,252

Verizon Communications, Inc. sr. unsec. unsub. notes
4 1/2s, 2020		30,000	32,923

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034		30,000	30,427

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)		251,000	250,241

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022		45,000	40,838

Dynamic Risk Allocation Fund 43

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Communication services cont.
WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019	$95,000	$98,919

Windstream Services, LLC company guaranty sr. unsec. notes
7 3/4s, 2021	90,000	78,525

Windstream Services, LLC company guaranty sr. unsec. notes
6 3/8s, 2023	95,000	73,091

5,232,520
Conglomerates (0.2%)
General Electric Capital Corp. company guaranty sr. unsec.
notes 6 3/4s, 2032	202,000	279,389

General Electric Capital Corp. company guaranty sr. unsec.
unsub. notes Ser. MTN, 5.4s, 2017	143,000	147,421

426,810
Consumer cyclicals (3.8%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	124,000	174,589

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	143,000	143,103

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	35,000	35,350

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 3/4s, 2025	35,000	34,738

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5 3/4s, 2023	60,000	62,325

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	80,000	69,300

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	105,000	114,190

Bed Bath & Beyond, Inc. sr. unsec. sub. notes 5.165s, 2044	115,000	99,956

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	50,000	20,250

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	40,000	41,940

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6 3/8s, 2026	20,000	20,600

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	160,000	162,400

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	35,000	33,381

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2021	80,000	85,700

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5 7/8s, 2024	25,000	26,375

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	137,000	190,957

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	45,000	46,800

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	15,000	15,375

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4 7/8s, 2023	25,000	24,750

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2020	50,000	48,000

44 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	$95,000	$95,356

Dollar General Corp. sr. unsec. sub. notes 3 1/4s, 2023	25,000	25,227

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	20,000	21,125

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2020	15,000	15,638

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2023	65,000	67,925

Expedia, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2026	140,000	140,988

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	115,000	171,379

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	192,000	250,622

General Motors Co. sr. unsec. notes 6 1/4s, 2043	95,000	104,493

General Motors Co. sr. unsec. notes 5.2s, 2045	10,000	9,729

General Motors Co. sr. unsec. unsub. notes 6 3/4s, 2046	10,000	11,716

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025	20,000	20,291

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025	10,000	9,953

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45s, 2022	85,000	84,326

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	40,000	21,200

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 7/8s, 2020	60,000	62,775

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. unsub. notes 5 3/8s, 2026	25,000	26,063

Goodyear Tire & Rubber Co. (The) company guaranty sr. unsec.
notes 5s, 2026	20,000	20,225

Gray Television, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	60,000	62,925

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub.
notes 4 5/8s, 2024	35,000	35,000

Home Depot, Inc. (The) sr. unsec. unsub. notes 2 5/8s, 2022	90,000	92,530

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	77,000	83,079

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	65,000	65,975

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85s, 2026	60,000	63,931

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	265,000	208,025

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	50,000	52,188

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	25,000	25,563

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	10,000	9,250

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	40,000	35,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	60,000	58,350

Johnson Controls, Inc. sr. unsec. unsub. notes 4.95s, 2064	35,000	32,557

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	40,000	44,550

Dynamic Risk Allocation Fund 45

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 7/8s, 2022	$50,000	$52,250

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2024	20,000	20,950

Lear Corp. company guaranty sr. unsec. notes 5 1/4s, 2025	10,000	10,650

Lear Corp. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	45,000	47,588

Lennar Corp. company guaranty sr. unsec. notes 4 1/2s, 2019	25,000	25,813

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	110,000	109,175

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2021	35,000	35,788

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	10,000	10,113

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	35,000	36,575

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	65,000	63,213

MGM Growth Properties Operating Partnership LP/MGP
Escrow Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	25,000	26,250

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	40,000	43,520

MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	10,000	10,350

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	125,000	141,563

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	5,000	5,381

Mustang Merger Corp. 144A sr. unsec. notes 8 1/2s, 2021	15,000	15,675

Navistar International Corp. company guaranty sr. unsec. notes
8 1/4s, 2021	40,000	28,400

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	65,000	58,500

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	40,000	28,100

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8s, 2021	30,000	22,650

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5 1/2s, 2021 (Luxembourg)	95,000	98,800

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	25,000	29,764

Nortek, Inc. company guaranty sr. unsec. sub. notes
8 1/2s, 2021	80,000	83,500

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub.
notes 3.55s, 2026	35,000	36,096

Omnicom Group, Inc. company guaranty sr. unsec. unsub.
notes 3.6s, 2026	90,000	92,353

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 7/8s, 2025	30,000	31,200

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2024	45,000	46,913

46 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Penn National Gaming, Inc. sr. unsec. sub. notes 5 7/8s, 2021	$75,000	$77,063

Penske Automotive Group, Inc. company guarantee sr. unsec.
sub. notes 5 1/2s, 2026	35,000	34,738

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	30,000	30,750

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	45,000	45,000

Priceline Group, Inc. (The) sr. unsec. notes 3.65s, 2025	61,000	62,185

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	70,000	78,750

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2026	85,000	86,647

QVC, Inc. company guaranty sr. sub. notes 4.45s, 2025	55,000	53,588

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2023	50,000	51,125

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2022	15,000	15,450

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	150,000	156,000

S&P Global, Inc. company guaranty sr. unsec. unsub.
notes 4.4s, 2026	35,000	38,398

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	50,000	51,125

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	5,000	4,850

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	160,000	129,600

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	15,000	9,075

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	50,000	50,500

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 6 3/8s, 2021	50,000	52,750

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 5 3/8s, 2021	15,000	15,525

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5 5/8s, 2024	15,000	15,375

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6s, 2024	40,000	42,150

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	90,000	93,206

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5 3/4s, 2025	35,000	36,575

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2020	5,000	5,244

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2024	30,000	31,725

Standard Industries, Inc. 144A sr. unsec. notes 5 3/8s, 2024	90,000	92,025

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 1/8s, 2021	10,000	10,375

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	50,000	49,500

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	53,000	53,133

Dynamic Risk Allocation Fund 47

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5 5/8s, 2024	$20,000	$19,600

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	35,000	36,225

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019	20,000	20,600

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021	30,000	30,600

Tempur Sealy International, Inc. 144A company guaranty sr.
unsec. unsub. bonds 5 1/2s, 2026	30,000	30,150

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	30,000	29,655

Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95s, 2026	85,000	83,489

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	25,000	24,063

Toyota Motor Credit Corp. sr. unsec. unsub. bonds Ser. GMTN,
1.55s, 2018	145,000	145,979

Tribune Media Co. company guaranty sr. unsec. notes
5 7/8s, 2022	45,000	45,450

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	15,000	14,700

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5 1/8s, 2025	55,000	54,588

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	32,000	33,440

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	34,000	47,691

Wyndham Worldwide Corp. sr. unsec. unsub. notes 5 5/8s, 2021	30,000	33,101

6,810,921
Consumer staples (1.9%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)	115,000	119,169

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	25,000	25,500

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	96,000	98,699

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.9s, 2046	150,000	167,449

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 3.65s, 2026	90,000	93,596

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 2.65s, 2021	145,000	147,576

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 1 1/4s, 2018	53,000	52,956

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	106,000	164,122

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	95,000	88,113

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	10,000	9,200

BlueLine Rental Finance Corp. 144A notes 7s, 2019	75,000	63,375

CEC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 8s, 2022	65,000	61,263

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	35,000	35,088

48 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Consumer staples cont.
Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	$30,000	$31,992

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	20,000	22,507

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	5,000	5,144

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	65,000	73,369

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	124,000	125,860

Corrections Corp. of America company guaranty sr. unsec. sub.
notes 4 1/8s, 2020 R	15,000	15,488

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	145,000	147,398

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	80,000	89,077

Dean Foods Co. 144A company guaranty sr. unsec. notes
6 1/2s, 2023	45,000	46,800

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	32,000	32,114

Diageo Investment Corp. company guaranty sr. unsec.
notes 8s, 2022	9,000	11,709

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	90,000	67,500

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	50,000	50,766

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	200,000	262,389

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	56,000	65,037

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	21,000	22,174

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	125,000	128,750

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	20,000	20,600

Kellogg Co. sr. unsec. unsub. notes 3 1/4s, 2026	70,000	70,764

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6 7/8s, 2039	95,000	125,498

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.9s, 2038	45,000	59,582

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	10,000	10,100

Newell Brands, Inc. sr. unsec. unsub. notes 4.2s, 2026	130,000	137,757

PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	45,000	47,368

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	144,000	144,436

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	30,000	30,244

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2024	10,000	10,525

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2021	50,000	50,625

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5 3/4s, 2021	75,000	75,000

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2023	80,000	84,600

Dynamic Risk Allocation Fund 49

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Consumer staples cont.
Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	$23,000	$25,190

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15s, 2044	32,000	36,293

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	15,000	8,250

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes 3.3s, 2021	35,000	36,188

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5 3/8s, 2022	65,000	69,469

3,366,669
Energy (2.7%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	130,000	139,567

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55s, 2026	30,000	31,971

Antero Resources Corp. company guaranty sr. unsec. notes
5 5/8s, 2023	25,000	24,375

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5 1/8s, 2022	25,000	23,938

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2021	45,000	43,875

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2022	55,000	47,300

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 5/8s, 2024 (Canada)	50,000	38,750

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 1/8s, 2021 (Canada)	5,000	4,050

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	110,000	111,272

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	145,000	145,671

California Resources Corp. 144A company guaranty
notes 8s, 2022	106,000	77,380

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	145,000	149,111

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	82,000	66,010

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	143,000	142,881

Concho Resources, Inc. company guaranty sr. unsec. notes
5 1/2s, 2023	55,000	55,000

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	55,000	55,000

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05s, 2017	145,000	143,462

Continental Resources, Inc. company guaranty sr. unsec.
notes 3.8s, 2024	10,000	8,725

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5s, 2022	45,000	42,525

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4 1/2s, 2023	45,000	40,978

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	40,000	37,462

50 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Energy cont.
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	$15,000	$10,669

Denbury Resources, Inc. 144A company guaranty
notes 9s, 2021	71,000	69,846

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7 7/8s, 2031	30,000	32,117

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	25,000	12,750

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9 3/8s, 2020	120,000	77,100

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4s, 2024	5,000	4,532

Halcon Resources Corp. company guaranty sr. unsec. notes
9 3/4s, 2020	15,000	2,963

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	130,000	25,675

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	30,000	28,200

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	35,000	37,875

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. notes 7 1/4s, 2020	40,000	41,742

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. sub. notes 5 1/2s, 2022	10,000	9,750

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	80,000	80,500

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	55,000	2,200

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020 (In default) †	156,000	42,900

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7s,
2024 (Canada)	35,000	26,950

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	30,000	23,625

Motiva Enterprises, LLC 144A sr. unsec. notes 5 3/4s, 2020	50,000	53,973

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/4s, 2022	60,000	60,300

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	35,000	34,136

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05s, 2041	19,000	11,115

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	115,000	105,800

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	200,000	199,071

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)	437,000	367,080

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 1/4s, 2017 (Venezuela)	85,000	51,531

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8 1/2s, 2017 (Venezuela)	116,667	74,958

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6s, 2026 (Venezuela)	110,000	35,464

Dynamic Risk Allocation Fund 51

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5 5/8s, 2046 (Mexico)	$95,000	$80,631

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 1/2s, 2026 (Mexico)	310,000	290,904

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	145,000	147,316

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2023	30,000	24,900

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2022	15,000	12,938

Sabine Pass Liquefaction, LLC sr. notes 5 5/8s, 2023	145,000	146,450

Sabine Pass LNG LP company guaranty sr. sub. notes
6 1/2s, 2020	20,000	20,875

Samson Investment Co. company guaranty sr. unsec. notes
9 3/4s, 2020 (In default) †	110,000	1,650

SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s,
2020 (In default) †	70,000	27,650

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)	35,000	35,438

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8 1/4s, 2020 (Canada)	60,000	62,625

Seventy Seven Energy, Inc. sr. unsec. sub. notes 6 1/2s, 2022
(In default) †	50,000	2,750

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	156,000	161,284

SM Energy Co. sr. unsec. sub. notes 5s, 2024	30,000	25,653

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	55,000	50,325

SM Energy Co. sr. unsec. unsub. notes 6 1/8s, 2022	65,000	59,475

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)
(In default) †	15,000	2,925

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	143,000	143,553

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6 3/4s, 2022	25,000	5,375

Unit Corp. company guaranty sr. unsec. sub. notes 6 5/8s, 2021	15,000	10,875

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	16,000	13,560

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5s, 2019	50,000	45,000

Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55s, 2024	40,000	34,900

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8 3/4s, 2032	23,000	23,748

Williams Cos., Inc. (The) sr. unsec. unsub. notes 3.7s, 2023	45,000	37,913

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4 7/8s, 2023	100,000	91,000

WPX Energy, Inc. sr. unsec. notes 7 1/2s, 2020	20,000	19,600

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	165,000	148,500

4,679,938
Financials (6.5%)
Aflac, Inc. sr. unsec. unsub. notes 6.9s, 2039	17,000	22,993

Air Lease Corp. sr. unsec. notes 3 3/4s, 2022	20,000	20,303

Air Lease Corp. sr. unsec. unsub. notes 3 3/8s, 2021	110,000	110,988

52 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Financials cont.
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	$55,000	$53,350

Ally Financial, Inc. company guaranty sr. unsec. notes 8s, 2031	90,000	105,750

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	30,000	34,050

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2017	230,000	239,200

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	110,000	111,375

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	35,000	32,253

American Express Co. sr. unsec. notes 7s, 2018	94,000	102,755

American Express Co. sr. unsec. notes 6.15s, 2017	107,000	113,061

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	290,000	359,600

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	75,000	76,500

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6 1/2s,
perpetual maturity	25,000	26,375

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	149,000	149,574

Bank of America Corp. sr. unsec. unsub. notes
Ser. MTN, 1.7s, 2017	95,000	95,123

Bank of America Corp. unsec. sub. notes 6.11s, 2037	170,000	196,866

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	143,000	144,170

Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35s,
2020 (Canada)	80,000	81,139

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	145,000	144,963

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.2s, 2017 (Japan)	250,000	249,932

Barclays Bank PLC 144A unsec. sub. notes 10.179s, 2021
(United Kingdom)	270,000	343,022

BGC Partners, Inc. 144A sr. unsec. notes 5 1/8s, 2021	10,000	9,959

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	162,000	162,304

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	200,000	206,237

Cantor Fitzgerald LP 144A unsec. bonds 7 7/8s, 2019	25,000	27,811

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	90,000	93,541

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	47,000	48,881

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	40,000	41,038

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	53,000	53,728

CIT Group, Inc. sr. unsec. notes 3 7/8s, 2019	20,000	20,094

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023	35,000	35,613

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	115,000	117,731

CIT Group, Inc. 144A sr. unsec. notes 5 1/2s, 2019	155,000	161,975

Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.9s, perpetual maturity	3,000	3,004

Dynamic Risk Allocation Fund 53

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Financials cont.
Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95s,
perpetual maturity	$48,000	$47,400

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95s,
perpetual maturity	63,000	61,504

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s, perpetual maturity	6,000	5,835

Citigroup, Inc. unsec. sub. notes 5 1/2s, 2025	65,000	71,659

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	60,000	61,800

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	35,000	36,138

Commonwealth Bank of Australia/New York, NY sr. unsec.
bonds Ser. GMTN, 1 5/8s, 2018	330,000	331,657

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	130,000	131,937

Credit Acceptance Corp. company guaranty sr. unsec. notes
7 3/8s, 2023	25,000	24,063

Credit Acceptance Corp. company guaranty sr. unsec. notes
6 1/8s, 2021	80,000	77,200

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)	200,000	192,500

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	5,986

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	149,000	155,981

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	55,000	34,513

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151s, 2031	180,000	212,382

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	21,000	22,353

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	45,000	47,025

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	55,000	55,688

EPR Properties company guaranty sr. unsec. sub. notes
5 1/4s, 2023 R	60,000	62,512

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2025 R	55,000	53,350

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	60,000	59,850

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	38,000	34,770

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15s, 2066	112,000	36,960

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7 1/2s, 2019	44,000	50,092

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	2,000	2,022

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	25,000	24,431

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	20,000	19,503

HSBC Finance Corp. unsec. sub. notes 6.676s, 2021	122,000	138,308

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8 1/8s, 2019 ‡‡	10,000	9,400

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	80,000	78,400

54 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020	$145,000	$140,334

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022	60,000	55,200

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	220,000	243,645

iStar, Inc. sr. unsec. notes 5s, 2019 R	20,000	19,000

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.3s,
perpetual maturity	79,000	79,593

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	144,000	145,099

JPMorgan Chase & Co. unsec. sub. notes 4 1/8s, 2026	60,000	62,166

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	4,000	4,037

KKR Group Finance Co. III, LLC 144A company guaranty sr.
unsec. unsub. bonds 5 1/8s, 2044	25,000	24,345

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	55,000	63,933

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	240,000	265,200

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)	512,000	513,280

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657s,
perpetual maturity (United Kingdom)	30,000	32,925

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85s,
2020 (Australia)	65,000	66,177

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	145,000	145,000

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	100,000	111,081

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	60,000	63,516

Morgan Stanley sr. unsec. unsub. bonds 4 3/4s, 2017	149,000	153,142

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2024 R	25,000	26,750

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2022 R	35,000	36,619

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2020	40,000	37,900

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	30,000	25,969

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	30,000	31,238

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	40,000	34,100

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019	20,000	14,350

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6 3/4s, 2019	45,000	45,450

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	45,000	45,450

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	100,000	100,665

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	40,000	35,000

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	250,000	250,336

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	116,000	106,720

Dynamic Risk Allocation Fund 55

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Financials cont.
Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	$75,000	$71,250

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	145,000	147,141

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65s,
2026 (Canada)	40,000	41,804

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	200,000	191,250

Santander UK PLC sr. unsec. unsub. bonds 1 3/8s, 2017
(United Kingdom)	156,000	156,180

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	10,000	10,080

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	35,000	35,154

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	131,000	131,118

Societe Generale SA company guaranty sr. unsec. notes 2 3/4s,
2017 (France)	250,000	253,625

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8 1/4s, 2020	20,000	20,800

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	15,000	14,850

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6s, 2020	30,000	29,175

Springleaf Finance Corp. sr. unsec. unsub. notes 5 1/4s, 2019	15,000	14,325

Standard Chartered Bank 144A unsec. sub. notes 8s, 2031
(United Kingdom)	100,000	123,879

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB 1.634s, 2037	220,000	177,351

Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	250,000	253,673

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	80,000	79,798

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 3/15/18), 2017 ††	100,000	101,000

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8 1/2s, 2018	20,000	15,400

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7 3/4s, 2026	9,000	12,125

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024	80,000	79,800

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 3s, 2021 (Jersey)	200,000	200,545

VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.6s, 2024 R	60,000	60,375

VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4 7/8s, 2026 R	10,000	10,256

Walter Investment Management Corp. company guaranty sr.
unsec. notes 7 7/8s, 2021	30,000	17,250

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023	40,000	39,700

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5 7/8s,
perpetual maturity	70,000	74,900

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	143,000	144,238

		11,425,739

56 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Health care (1.9%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	$12,000	$12,356

AbbVie, Inc. sr. unsec. notes 2.9s, 2022	18,000	18,044

AbbVie, Inc. sr. unsec. notes 1 3/4s, 2017	130,000	130,281

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6 1/8s, 2021	60,000	61,650

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5 1/8s, 2022	35,000	35,175

Actavis Funding SCS company guaranty sr. unsec. notes 4 3/4s,
2045 (Luxembourg)	68,000	67,178

Actavis Funding SCS company guaranty sr. unsec. notes 3.45s,
2022 (Luxembourg)	33,000	33,525

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	65,000	57,200

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	145,000	146,257

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	16,000	21,085

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 2017
(United Kingdom)	145,000	153,570

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	75,000	78,200

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	55,000	56,513

Centene Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2024	60,000	63,188

Centene Escrow Corp. 144A sr. unsec. notes 5 5/8s, 2021	20,000	20,800

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	60,000	59,925

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	60,000	51,563

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	60,000	55,950

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	65,000	53,056

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)	65,000	66,625

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 7/8s, 2023	40,000	34,800

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	45,000	43,763

HCA, Inc. company guaranty sr. bonds 5 1/4s, 2026	60,000	61,650

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	170,000	187,000

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	40,000	41,050

HCA, Inc. company guaranty sr. sub. notes 3 3/4s, 2019	50,000	51,500

HCA, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2025	15,000	15,225

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	55,000	56,155

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	65,000	64,838

Johnson & Johnson sr. unsec. notes 5.15s, 2018	91,000	98,658

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10 1/2s, 2018	85,000	85,000

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7 7/8s, 2021	45,000	48,275

Dynamic Risk Allocation Fund 57

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Health care cont.
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	$40,000	$36,100

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	25,000	25,578

Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018	125,000	125,685

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	40,000	39,951

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2027 R	60,000	57,225

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	149,000	151,498

Service Corp. International/US sr. unsec. notes 5 3/8s, 2022	50,000	52,188

Service Corp. International/US sr. unsec. unsub. notes
5 3/8s, 2024	275,000	284,625

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	40,000	40,700

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	20,000	20,125

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	35,000	34,738

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	100,000	105,500

Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	10,000	10,231

Tenet Healthcare Corp. company guaranty sr. sub.
notes 6s, 2020	55,000	57,888

Tenet Healthcare Corp. 144A company guaranty sr. FRN
4.134s, 2020	60,000	59,700

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	65,000	70,081

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	58,000	64,884

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2020	5,000	4,450

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2025	55,000	45,994

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 7/8s, 2023	60,000	50,550

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	5,000	4,225

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	25,000	20,750

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2020	40,000	35,300

3,428,021
Technology (1.0%)
Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	38,000	40,244

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	100,000	98,021

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	35,000	9,888

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	300,000	217,500

Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	66,000	66,147

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	40,000	40,700

58 Dynamic Risk Allocation Fund

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
bonds 8.35s, 2046	$37,000	$37,665

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
notes 5.45s, 2023	207,000	210,487

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	145,000	144,892

Fidelity National Information Services, Inc. sr. unsec. unsub.
notes 5s, 2025	25,000	27,834

First Data Corp. 144A company guaranty sr. unsec. unsub.
notes 7s, 2023	75,000	76,031

First Data Corp. 144A notes 5 3/4s, 2024	65,000	65,000

First Data Corp. 144A sr. notes 5 3/8s, 2023	55,000	56,375

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 6s, 2022	40,000	42,428

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	25,000	25,974

Infor US, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	115,000	105,513

Infor US, Inc. 144A company guaranty sr. notes 5 3/4s, 2020	10,000	10,474

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	145,000	145,406

Iron Mountain, Inc. company guaranty sr. unsec. notes 6s, 2023 R	60,000	62,550

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	25,000	26,375

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	14,000	15,225

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5 7/8s, 2022	55,000	50,050

Micron Technology, Inc. 144A sr. notes 7 1/2s, 2023	30,000	31,500

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	60,000	59,700

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022	50,000	53,313

1,719,292
Transportation (0.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	70,000	68,075

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	15,000	18,842

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	24,273	25,061

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	135,000	134,325

246,303
Utilities and power (1.4%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	240,000	280,200

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	140,000	140,000

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023	25,000	24,688

American Transmission Systems, Inc. 144A sr. unsec. unsub.
bonds 5s, 2044	65,000	68,149

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6 1/8s, 2036	10,000	12,850

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95s, 2026	20,000	20,053

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025	110,000	106,425

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	50,000	52,375

Dynamic Risk Allocation Fund 59

CORPORATE BONDS AND NOTES (25.8%)* cont.	Principal amount	Value

Utilities and power cont.
Calpine Corp. 144A company guaranty sr. sub. notes
5 7/8s, 2024	$15,000	$15,713

Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	96,000	109,306

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	5,000	4,825

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	80,000	80,200

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	5,000	4,800

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	695,000	656,706

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	47,606	54,865

Energy Transfer Equity LP sr. sub. notes 5 7/8s, 2024	85,000	78,838

Energy Transfer Partners LP sr. unsec. unsub. bonds
6 1/8s, 2045	20,000	18,881

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	70,500

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.4s, 2044	44,000	39,410

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45s, 2023	60,000	56,352

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	20,000	26,718

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7 7/8s, 2021	115,000	119,313

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7 1/4s, 2026	55,000	54,863

Oncor Electric Delivery Co., LLC sr. notes 3 3/4s, 2045	85,000	83,296

Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A,
6.974s, 2067	90,000	75,938

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5s, 2022	30,000	29,450

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	80,000	81,659

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	30,000	29,344

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	35,000	32,924

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	65,000	62,400

		2,491,041

Total corporate bonds and notes (cost $46,988,411)		$45,622,491

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (12.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.4%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, June 1, 2046	$4,000,000	$4,222,500

		4,222,500

60 Dynamic Risk Allocation Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (12.5%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations (10.1%)
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, June 1, 2046	$1,000,000	$1,140,781
4s, TBA, July 1, 2046	4,000,000	4,265,938
4s, TBA, June 1, 2046	4,000,000	4,270,938
3s, TBA, July 1, 2046	2,000,000	2,044,141
3s, TBA, June 1, 2046	2,000,000	2,048,438
3s, TBA, July 1, 2031	2,000,000	2,081,719
3s, TBA, June 1, 2031	2,000,000	2,084,688

		17,936,643

Total U.S. government and agency mortgage obligations (cost $22,155,977)		$22,159,143

COMMODITY LINKED NOTES (6.9%)* †††	Principal amount	Value

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the S&P GSCI Commodity Index multiplied by 3)
(United Kingdom)	$770,000	$956,599

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the S&P GSCI Commodity Index multiplied by 3)
(United Kingdom)	1,075,000	1,166,375

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the S&P GSCI Commodity Index multiplied by 3)
(United Kingdom)	3,150,000	5,501,433

UBS AG/London 144A sr. notes 1-month LIBOR less 0.10%, 2017
(Indexed to the S&P GSCI 3 Month Forward Index multiplied by 3)
(United Kingdom)	2,776,000	4,569,414

Total commodity linked notes (cost $7,771,000)		$12,193,821

MORTGAGE-BACKED SECURITIES (3.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (—%)
Federal National Mortgage Association Connecticut Avenue
Securities FRB Ser. 14-C03, Class 2M1, 1.646s, 2024	$32,842	$32,842

Government National Mortgage Association Ser. 15-H26,
Class DI, IO, 1.983s, 2065 F	366,068	44,115

Commercial mortgage-backed securities (2.3%)		76,957
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class AJ, 5.338s, 2042	58,488	58,663

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 5.886s, 2050	36,000	35,640
FRB Ser. 06-PW12, Class AJ, 5.885s, 2038	16,687	16,668
FRB Ser. 06-PW11, Class AJ, 5.426s, 2039	68,000	67,490

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class D, 5.588s, 2047 F	100,000	107,433

Citigroup Commercial Mortgage Trust
Ser. 14-GC21, Class AS, 4.026s, 2047	74,000	79,600
FRB Ser. 14-GC19, Class XA, IO, 1.296s, 2047 F	1,525,272	103,241

Dynamic Risk Allocation Fund 61

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-UBS6, Class C, 4.466s, 2047	$113,000	$106,705
FRB Ser. 14-LC15, Class XA, IO, 1.382s, 2047	1,458,498	94,657
FRB Ser. 14-CR16, Class XA, IO, 1.238s, 2047	624,986	37,330
FRB Ser. 14-CR17, Class XA, IO, 1.181s, 2047	1,025,798	62,485
FRB Ser. 14-UBS6, Class XA, IO, 1.065s, 2047	1,478,715	88,526

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.353s, 2044	75,400	73,986

GS Mortgage Securities Trust
FRB Ser. 13-GC12, Class C, 4.179s, 2046	112,000	108,472
FRB Ser. 14-GC22, Class XA, IO, 1.061s, 2047 F	2,088,340	120,074

GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D,
6.073s, 2043	158,403	171,516

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 5.981s, 2045	118,000	58,646
FRB Ser. 05-LDP5, Class F, 5.553s, 2044	83,000	83,000
Ser. 06-LDP8, Class AJ, 5.48s, 2045	386,000	385,691
Ser. 04-LN2, Class A2, 5.115s, 2041	5,031	5,036

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.174s, 2043	142,000	120,829
FRB Ser. 11-C3, Class E, 5.614s, 2046	240,000	245,016

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A4, 5.858s, 2040	62,524	63,856
Ser. 06-C6, Class E, 5.541s, 2039 F	125,000	49,995
Ser. 06-C6, Class D, 5.502s, 2039 F	125,000	93,746

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.289s, 2048	123,000	110,602

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485s, 2046	47,000	46,163

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class XA, IO, 1.265s, 2047 F	744,979	47,617
FRB Ser. 13-C12, Class XA, IO, 0.956s, 2046	989,888	37,878

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.83s, 2044	117,000	116,463
FRB Ser. 07-T27, Class AJ, 5.644s, 2042	47,000	45,379
Ser. 07-HQ11, Class AJ, 5.508s, 2044	50,000	49,500
FRB Ser. 06-HQ8, Class D, 5.423s, 2044 F	125,000	93,745
Ser. 06-HQ10, Class AJ, 5.389s, 2041	120,000	119,268

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.188s, 2049	55,000	54,434

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.958s, 2049	50,000	52,145
FRB Ser. 13-C6, Class D, 4.347s, 2046	77,000	68,515

Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C25,
Class AJ, 5.839s, 2043	8,805	8,812

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	23,000	23,163
Ser. 13-C18, Class AS, 4.387s, 2046	63,000	69,200

62 Dynamic Risk Allocation Fund

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust
Ser. 13-UBS1, Class AS, 4.306s, 2046	$48,000	$52,428
FRB Ser. 13-C17, Class XA, IO, 1.543s, 2046	1,425,804	91,394
FRB Ser. 14-C19, Class XA, IO, 1.262s, 2047	1,145,130	71,742
FRB Ser. 14-C22, Class XA, IO, 0.945s, 2057 F	1,199,352	65,231

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-C16, Class D, 4.983s, 2046	50,000	46,770
FRB Ser. 12-C9, Class XA, IO, 2.139s, 2045 F	887,760	77,248
FRB Ser. 11-C5, Class XA, IO, 1.914s, 2044 F	813,026	59,200
FRB Ser. 12-C10, Class XA, IO, 1.729s, 2045 F	1,512,423	118,915
FRB Ser. 13-C12, Class XA, IO, 1.4s, 2048	153,271	9,505

3,973,618
Residential mortgage-backed securities (non-agency) (0.8%)
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.35s, 2046	338,805	257,492
FRB Ser. 07-OH1, Class A1D, 0.656s, 2047	49,391	36,344

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.346s, 2028	350,000	364,515
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.146s, 2028	130,000	135,213
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
5.996s, 2028	10,000	10,320
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.446s, 2025	78,500	80,072

GSAA Trust FRB Ser. 07-6, Class 1A1, 0.566s, 2047	50,483	36,977

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4,
Class CB1, 0.598s, 2047	80,000	56,800

Nomura Resecuritization Trust 144A FRB Ser. 15-1R, Class 6A9,
0.649s, 2047	160,000	91,056

WaMu Mortgage Pass-Through Certificates Trust FRB
Ser. 04-AR12, Class A2B, 0.906s, 2044	336,229	306,211

		1,375,000

Total mortgage-backed securities (cost $5,748,369)		$5,425,575

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.9%)*	Principal amount/units	Value

Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s,
2033 (Argentina)	$109,359	$118,928

Argentina (Republic of) 144A sr. unsec. notes 7 1/2s,
2026 (Argentina)	150,000	156,984

Buenos Aires (Province of) 144A sr. unsec. notes 9 1/8s,
2024 (Argentina)	150,000	160,031

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)	350,000	392,000

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s,
2042 (Russia)	600,000	627,000

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	110,000	109,259

Total foreign government and agency bonds and notes (cost $1,463,413)		$1,564,202

Dynamic Risk Allocation Fund 63

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.4%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	May-17/$177.00	$30,591	$163,602

SPDR S&P 500 ETF Trust (Put)	Apr-17/180.00	33,208	173,210

SPDR S&P 500 ETF Trust (Put)	Mar-17/175.00	34,110	145,479

SPDR S&P 500 ETF Trust (Put)	Feb-17/156.00	34,104	58,310

SPDR S&P 500 ETF Trust (Put)	Jan-17/145.00	34,894	35,700

SPDR S&P 500 ETF Trust (Put)	Dec-16/164.00	34,168	51,638

Total purchased options outstanding (cost $1,316,579)			$627,939

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017	$243,508	$243,812

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 3/4s, 2017	19,900	20,016

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	59,386	44,503

MEG Energy Corp. bank term loan FRN Ser. B, 3 3/4s,
2020 (Canada)	30,000	26,231

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	73,313	67,104

Total senior loans (cost $412,050)		$401,666

ASSET-BACKED SECURITIES (0.2%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A,
1.439s, 2017	$292,000	$292,000

Total asset-backed securities (cost $292,000)		$292,000

PREFERRED STOCKS (0.1%)*	Shares	Value

HSBC USA, Inc. $0.88 pfd.	6,280	$158,382

Total preferred stocks (cost $141,486)		$158,382

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$35,000	$36,378

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	24,000	13,785

Total convertible bonds and notes (cost $54,369)		$50,163

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R	1,550	$43,078

Total convertible preferred stocks (cost $34,286)		$43,078

INVESTMENT COMPANIES (—%)*	Shares	Value

Hercules Capital, Inc.	817	$10,025

Medley Capital Corp.	1,640	10,660

Solar Capital, Ltd.	665	12,243

Total investment companies (cost $39,513)		$32,928

64 Dynamic Risk Allocation Fund

SHORT-TERM INVESTMENTS (27.2%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.61% [d]	Shares	538,794	$538,794

Putnam Short Term Investment Fund 0.41% L	Shares	35,007,773	35,007,773

SSgA Prime Money Market Fund Class N 0.37% P	Shares	291,000	291,000

U.S. Treasury Bills 0.24%, July 21, 2016 Δ§		$129,000	128,955

U.S. Treasury Bills 0.23%, July 14, 2016 # §		177,000	176,954

U.S. Treasury Bills 0.22%, July 7, 2016 Δ		330,000	329,922

U.S. Treasury Bills 0.25%, June 16, 2016 # Δ§		1,297,000	1,296,920

U.S. Treasury Bills 0.25%, June 9, 2016 # Δ§		6,453,000	6,452,781

U.S. Treasury Bills 0.18%, June 2, 2016 # Δ§		3,899,000	3,898,984

Total short-term investments (cost $48,121,895)			$48,122,083

TOTAL INVESTMENTS
Total investments (cost $199,748,774)			$208,548,051

Key to holding’s currency abbreviations

CAD	Canadian Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
bp	Basis Points
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IO	Interest Only
MTN	Medium Term Notes
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2015 through May 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $176,924,319.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

Dynamic Risk Allocation Fund 65

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $127,227,315 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	79.7%	Switzerland	0.7%

United Kingdom	8.6	Australia	0.6

Japan	2.0	Netherlands	0.6

France	1.9	Spain	0.5

Canada	1.1	Other	3.5

Germany	0.8	Total	100.0%

66 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/16 (aggregate face value $50,467,504)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	7/21/16	$380,644	$373,453	$7,191

	British Pound	Buy	6/15/16	275,497	267,110	8,387

	British Pound	Sell	6/15/16	275,497	268,986	(6,511)

	Canadian Dollar	Sell	7/21/16	280,704	285,831	5,127

	Czech Koruna	Buy	6/15/16	291,474	295,089	(3,615)

	Czech Koruna	Sell	6/15/16	291,474	285,005	(6,469)

	Euro	Buy	6/15/16	118,103	127,510	(9,407)

	Hong Kong Dollar	Sell	8/18/16	260,391	260,671	280

	Japanese Yen	Sell	8/18/16	281,116	291,849	10,733

	New Zealand Dollar	Buy	7/21/16	432,229	441,954	(9,725)

	Norwegian Krone	Buy	6/15/16	524,561	536,068	(11,507)

	Norwegian Krone	Sell	6/15/16	524,561	520,063	(4,498)

	Swedish Krona	Buy	6/15/16	266,900	263,149	3,751

	Swedish Krona	Sell	6/15/16	266,900	264,172	(2,728)

Barclays Bank PLC
	Australian Dollar	Sell	7/21/16	5,700	8	(5,692)

	Canadian Dollar	Sell	7/21/16	272,468	276,938	4,470

	Euro	Buy	6/15/16	4,382,291	4,339,200	43,091

	Hong Kong Dollar	Sell	8/18/16	431,202	431,733	531

	Japanese Yen	Sell	8/18/16	261,924	272,062	10,138

	New Zealand Dollar	Buy	7/21/16	125,740	127,029	(1,289)

	Norwegian Krone	Buy	6/15/16	264,122	277,611	(13,489)

	Singapore Dollar	Sell	8/18/16	36,768	37,702	934

	Swedish Krona	Sell	6/15/16	129,228	147,352	18,124

Citibank, N.A.
	Australian Dollar	Buy	7/21/16	620,242	633,272	(13,030)

	British Pound	Buy	6/15/16	340,098	333,030	7,068

	Canadian Dollar	Sell	7/21/16	406,834	411,965	5,131

	Danish Krone	Sell	6/15/16	198,896	196,647	(2,249)

	Euro	Buy	6/15/16	297,540	299,309	(1,769)

	New Zealand Dollar	Buy	7/21/16	430,474	439,098	(8,624)

Credit Suisse International
	Australian Dollar	Buy	7/21/16	246,308	262,841	(16,533)

	British Pound	Buy	6/15/16	274,339	278,048	(3,709)

	British Pound	Sell	6/15/16	274,339	270,406	(3,933)

	Canadian Dollar	Sell	7/21/16	147,940	148,012	72

	Euro	Buy	6/15/16	260,139	266,651	(6,512)

	Euro	Sell	6/15/16	260,139	254,645	(5,494)

	Hong Kong Dollar	Sell	8/18/16	259,025	259,311	286

	Japanese Yen	Buy	8/18/16	2,512,419	2,617,577	(105,158)

	New Zealand Dollar	Buy	7/21/16	327,749	331,614	(3,865)

	Norwegian Krone	Sell	6/15/16	717,631	718,537	906

Dynamic Risk Allocation Fund 67

FORWARD CURRENCY CONTRACTS at 5/31/16 (aggregate face value $50,467,504) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Swedish Krona	Sell	6/15/16	$638,643	$654,026	$15,383

	Swiss Franc	Buy	6/15/16	473,104	474,304	(1,200)

	Swiss Franc	Sell	6/15/16	473,104	475,124	2,020

Deutsche Bank AG
	Australian Dollar	Sell	7/21/16	131,234	131,991	757

	Euro	Sell	6/15/16	265,816	265,940	124

	Japanese Yen	Sell	8/18/16	282,295	285,125	2,830

Goldman Sachs International
	Australian Dollar	Buy	7/21/16	914,815	942,776	(27,961)

	Australian Dollar	Sell	7/21/16	648,234	667,023	18,789

	British Pound	Buy	6/15/16	271,731	273,777	(2,046)

	British Pound	Sell	6/15/16	271,731	271,865	134

	Canadian Dollar	Buy	7/21/16	788,198	791,079	(2,881)

	Canadian Dollar	Sell	7/21/16	526,863	540,241	13,378

	Euro	Buy	6/15/16	530,853	533,664	(2,811)

	Euro	Sell	6/15/16	530,853	529,595	(1,258)

	New Zealand Dollar	Buy	7/21/16	532,052	536,090	(4,038)

	New Zealand Dollar	Sell	7/21/16	525,707	538,767	13,060

	Norwegian Krone	Buy	6/15/16	264,241	270,067	(5,826)

	Norwegian Krone	Sell	6/15/16	264,241	266,782	2,541

	Swedish Krona	Sell	6/15/16	261,479	253,724	(7,755)

HSBC Bank USA, National Association
	British Pound	Buy	6/15/16	565,479	549,148	16,331

	Canadian Dollar	Sell	7/21/16	39,959	39,984	25

	Euro	Buy	6/15/16	481,096	469,549	11,547

	Hong Kong Dollar	Sell	8/18/16	260,069	260,376	307

	Japanese Yen	Buy	8/18/16	1,411,261	1,466,261	(55,000)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/21/16	365,132	387,316	(22,184)

	British Pound	Buy	6/15/16	813,746	807,974	5,772

	British Pound	Sell	6/15/16	813,746	800,751	(12,995)

	Canadian Dollar	Buy	7/21/16	896,179	902,472	(6,293)

	Euro	Buy	6/15/16	1,510,632	1,492,867	17,765

	Hong Kong Dollar	Sell	8/18/16	265,530	265,820	290

	Japanese Yen	Sell	8/18/16	539,140	558,146	19,006

	New Zealand Dollar	Buy	7/21/16	600,490	611,840	(11,350)

	Norwegian Krone	Sell	6/15/16	367,948	335,336	(32,612)

	Singapore Dollar	Sell	8/18/16	36,768	37,718	950

	Swedish Krona	Sell	6/15/16	1,027,346	1,058,878	31,532

	Swiss Franc	Sell	6/15/16	410,192	415,958	5,766

68 Dynamic Risk Allocation Fund

FORWARD CURRENCY CONTRACTS at 5/31/16 (aggregate face value $50,467,504) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	7/21/16	$171,059	$152,981	$(18,078)

	British Pound	Buy	6/15/16	230,884	221,807	9,077

	Canadian Dollar	Sell	7/21/16	551,723	563,630	11,907

	Euro	Buy	6/15/16	2,337	9,525	(7,188)

	New Zealand Dollar	Sell	7/21/16	13,229	21,487	8,258

	Norwegian Krone	Sell	6/15/16	239,629	211,635	(27,994)

	Swedish Krona	Buy	6/15/16	1,054,214	1,064,310	(10,096)

	Swedish Krona	Sell	6/15/16	1,054,214	1,060,392	6,178

State Street Bank and Trust Co.
	Australian Dollar	Buy	7/21/16	250,420	269,962	(19,542)

	Australian Dollar	Sell	7/21/16	262,035	265,177	3,142

	Canadian Dollar	Buy	7/21/16	393,870	405,508	(11,638)

	Canadian Dollar	Sell	7/21/16	575,058	575,092	34

	Euro	Buy	6/15/16	400,950	410,427	(9,477)

	Euro	Sell	6/15/16	400,950	395,913	(5,037)

	Israeli Shekel	Buy	7/21/16	6,807	6,954	(147)

	Swedish Krona	Sell	6/15/16	65,717	64,040	(1,677)

UBS AG
	Australian Dollar	Buy	7/21/16	491,750	502,151	(10,401)

	British Pound	Buy	6/15/16	265,793	262,935	2,858

	British Pound	Sell	6/15/16	265,793	269,355	3,562

	Canadian Dollar	Sell	7/21/16	330,119	333,488	3,369

	Euro	Buy	6/15/16	2,354,052	2,310,387	43,665

	Japanese Yen	Sell	8/18/16	223,339	232,317	8,978

	New Zealand Dollar	Buy	7/21/16	257,555	260,530	(2,975)

	Swedish Krona	Sell	6/15/16	32,853	32,013	(840)

	Swiss Franc	Buy	6/15/16	522,428	526,241	(3,813)

	Swiss Franc	Sell	6/15/16	522,428	524,667	2,239

WestPac Banking Corp.
	Canadian Dollar	Sell	7/21/16	102,795	102,858	63

	Euro	Buy	6/15/16	469,853	459,614	10,239

	Japanese Yen	Buy	8/18/16	1,616,002	1,678,246	(62,244)

Total						$(215,067)

FUTURES CONTRACTS OUTSTANDING at 5/31/16
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bobl 5 yr (Long)	31	$4,531,580	Jun-16	$4,060

Euro-Bund 10 yr (Long)	31	5,655,679	Jun-16	62,218

Euro-Buxl 30 yr (Long)	20	3,745,626	Jun-16	108,989

Euro-Schatz 2 yr (Long)	8	995,421	Jun-16	(799)

Dynamic Risk Allocation Fund 69

FUTURES CONTRACTS OUTSTANDING at 5/31/16 cont.
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Japanese Government Bond
10 yr (Long)	16	$21,966,677	Jun-16	$105,411

Russell 2000 Index Mini (Short)	28	3,229,520	Jun-16	(238,401)

S&P 500 Index E-Mini (Long)	87	9,112,815	Jun-16	199,303

S&P 500 Index E-Mini (Short)	30	3,142,350	Jun-16	(57,385)

U.K. Gilt 10 yr (Long)	30	5,333,548	Sep-16	(13,829)

U.S. Treasury Bond 30 yr (Long)	18	2,939,625	Sep-16	6,152

U.S. Treasury Bond Ultra
30 yr (Long)	11	1,926,375	Sep-16	3,502

U.S. Treasury Bond Ultra
30 yr (Short)	1	175,125	Sep-16	(377)

U.S. Treasury Note 2 yr (Long)	26	5,665,563	Sep-16	2,386

U.S. Treasury Note 2 yr (Short)	1	217,906	Sep-16	(111)

U.S. Treasury Note 5 yr (Long)	52	6,246,094	Sep-16	9,647

U.S. Treasury Note 5 yr (Short)	18	2,162,109	Sep-16	(3,466)

U.S. Treasury Note 10 yr (Long)	48	6,225,000	Sep-16	14,154

U.S. Treasury Note 10 yr (Short)	176	22,825,000	Sep-16	(52,600)

U.S. Treasury Note Ultra
10 yr (Short)	1	141,016	Sep-16	(135)

Total				$148,719

WRITTEN OPTIONS OUTSTANDING at 5/31/16 (premiums $33,865)
	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Jun-16/$215.50	$30,461	$7,369

SPDR S&P 500 ETF Trust (Call)	Jun-16/212.00	30,619	27,864

SPDR S&P 500 ETF Trust (Call)	Jun-16/212.00	31,419	15,889

SPDR S&P 500 ETF Trust (Call)	Jun-16/212.50	31,380	3,150

Total			$54,272

TBA SALE COMMITMENTS OUTSTANDING at 5/31/16 (proceeds receivable $8,394,024)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s, June 1, 2046	$4,000,000	6/13/16	$4,270,937

Federal National Mortgage Association, 3s, June 1, 2046	2,000,000	6/13/16	2,048,438

Federal National Mortgage Association, 3s, June 1, 2031	2,000,000	6/16/16	2,084,688

Total			$8,404,063

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/16
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$8,376,800 E	$32,300	6/15/18	3 month USD-	0.90%	$9,372
			LIBOR-BBA

7,505,000 E	23,313	6/15/18	1.20%	3 month USD-	(778)
				LIBOR-BBA

70 Dynamic Risk Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/16 cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$55,959,700 E	$(487,289)	6/15/26	3 month USD-	1.90%	$581,709
			LIBOR-BBA

19,438,100 E	136,916	6/15/26	1.90%	3 month USD-	(234,409)
				LIBOR-BBA

2,200,000 E	23,307	6/15/21	1.45%	3 month USD-	10,952
				LIBOR-BBA

3,608,500 E	34,424	6/15/21	3 month USD-	1.25%	19,485
			LIBOR-BBA

3,958,600 E	(63,777)	6/15/26	1.65%	3 month USD-	(46,229)
				LIBOR-BBA

290,900 E	(8,235)	6/15/46	2.10%	3 month USD-	(4,659)
				LIBOR-BBA

5,192,900 E	(1,655)	6/15/21	3 month USD-	1.45%	27,508
			LIBOR-BBA

2,252,100 E	615	6/15/21	1.45%	3 month USD-	(12,032)
				LIBOR-BBA

1,466,700 E	(20,021)	6/15/46	3 month USD-	2.25%	13,689
			LIBOR-BBA

812,000 E	5,439	6/15/46	2.25%	3 month USD-	(13,224)
				LIBOR-BBA

168,800	(2)	3/21/26	1.7325%	3 month USD-	(1,202)
				LIBOR-BBA

168,800	(2)	3/21/26	1.73%	3 month USD-	(1,162)
				LIBOR-BBA

Total	$(324,667)				$349,020

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/16
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$3,800,000	$—	9/21/21	(2.305%)	USA Non Revised	$(366,993)
				Consumer Price
				Index-Urban (CPI-U)

4,000,000	—	6/10/24	(2.50%)	USA Non Revised	(439,404)
				Consumer Price
				Index-Urban (CPI-U)

1,000,000	—	11/7/24	(2.2625%)	USA Non Revised	(78,620)
				Consumer Price
				Index-Urban (CPI-U)

1,000,000	—	12/8/24	(2.075%)	USA Non Revised	(56,590)
				Consumer Price
				Index-Urban (CPI-U)

2,000,000	—	9/8/25	1.765%	USA Non Revised	14,260
				Consumer Price
				Index-Urban (CPI-U)

Dynamic Risk Allocation Fund 71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A. cont.
	$2,100,000	$—	5/6/26	(1.88%)	USA Non Revised	$(3,948)
					Consumer Price
					Index-Urban (CPI-U)

baskets	174,319 F	—	4/18/17	(3 month USD-	A basket	122,864
				LIBOR-BBA plus	(MLTRFCF8) of
				0.10%)	common stocks

units	4,323	—	4/18/17	3 month USD-	Russell 1000 Total	(302,481)
				LIBOR-BBA minus	Return Index
				0.07%

Barclays Bank PLC
	$2,790,021	—	1/12/41	4.00% (1 month	Synthetic TRS Index	14,045
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,700,000	—	5/8/23	(2.59%)	USA Non Revised	(467,669)
					Consumer Price
					Index-Urban (CPI-U)

	3,600,000	—	7/19/23	(2.569%)	USA Non Revised	(418,144)
					Consumer Price
					Index-Urban (CPI-U)

	75,527	—	1/12/43	3.50% (1 month	Synthetic TRS Index	360
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	1,500,000	—	8/7/22	2.515%	USA Non Revised	181,008
					Consumer Price
					Index-Urban (CPI-U)

	1,500,000	—	4/7/26	(1.858%)	USA Non Revised	(3,090)
					Consumer Price
					Index-Urban (CPI-U)

baskets	61	—	12/16/16	(3 month USD-	A basket	250,566
				LIBOR-BBA plus	(CGPUTQL2) of
				0.42%)	common stocks

shares	113,005	—	10/14/16	(3 month USD-	Vanguard FTSE	(175,422)
				LIBOR-BBA minus	Emerging Markets
				0.10%)	ETF

units	1,350	—	11/23/16	3 month USD-	Russell 1000 Total	(203,669)
				LIBOR-BBA plus	Return Index
				0.02%

Credit Suisse International
	$2,600,000	—	1/9/23	(2.76%)	USA Non Revised	(379,738)
					Consumer Price
					Index-Urban (CPI-U)

	3,400,000	—	8/7/22	(2.515%)	USA Non Revised	(400,166)
					Consumer Price
					Index-Urban (CPI-U)

	1,600,000	—	8/8/22	(2.5325%)	USA Non Revised	(191,358)
					Consumer Price
					Index-Urban (CPI-U)

72 Dynamic Risk Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
	$700,000	$—	9/10/22	(2.5925%)	USA Non Revised	$(86,132)
					Consumer Price
					Index-Urban (CPI-U)

	3,300,000	—	2/8/23	(2.81%)	USA Non Revised	(489,968)
					Consumer Price
					Index-Urban (CPI-U)

	6,900,000	—	7/19/23	(2.57%)	USA Non Revised	(802,981)
					Consumer Price
					Index-Urban (CPI-U)

	216,085	—	1/12/45	3.50% (1 month	Synthetic TRS Index	1,167
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

shares	94,529	—	7/1/16	(3 month USD-	Vanguard FTSE	(88,338)
				LIBOR-BBA plus	Emerging Markets
				0.20%)	ETF

shares	18,900	—	6/8/16	(3 month USD-	Vanguard FTSE	19,367
				LIBOR-BBA plus	Emerging Markets
				0.20%)	ETF

shares	37,583	—	9/21/16	(3 month USD-	Vanguard FTSE	(30,236)
				LIBOR-BBA plus	Emerging Markets
				0.20%)	ETF

Deutsche Bank AG
	$500,000	—	11/7/21	(2.43%)	USA Non Revised	(55,500)
					Consumer Price
					Index-Urban (CPI-U)

Goldman Sachs International
	1,500,000	—	10/5/22	(2.73%)	USA Non Revised	(205,680)
					Consumer Price
					Index-Urban (CPI-U)

	1,700,000	—	4/5/23	(2.7475%)	USA Non Revised	(237,847)
					Consumer Price
					Index-Urban (CPI-U)

	4,400,000	—	7/19/23	(2.58%)	USA Non Revised	(510,004)
					Consumer Price
					Index-Urban (CPI-U)

	2,900,000	—	4/9/25	(2.055%)	USA Non Revised	(90,886)
					Consumer Price
					Index-Urban (CPI-U)

	1,500,000	—	3/7/26	(1.8025%)	USA Non Revised	4,770
					Consumer Price
					Index-Urban (CPI-U)

Dynamic Risk Allocation Fund 73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
	$10,900,000	$—	8/7/22	(2.515%)	USA Non Revised	$(1,315,322)
					Consumer Price
					Index-Urban (CPI-U)

	1,400,000	—	8/7/25	(1.92%)	USA Non Revised	(31,080)
					Consumer Price
					Index-Urban (CPI-U)

shares	11,620	—	7/14/16	(3 month USD-	Vanguard FTSE	(18,215)
				LIBOR-BBA plus	Emerging Markets
				0.26%)	ETF

Total		$—				$(6,841,074)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (”ASC 820”) based on the securities’ valuation inputs.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclays Bank PLC
EM Series 25 Index	BBB/P	$27,630	$300,000	6/20/21	100 bp	$647

EM Series 25 Index	BBB/P	1,208,509	13,065,000	6/20/21	100 bp	35,927

Credit Suisse International
CMBX NA BB Index	—	(3,530)	200,000	5/11/63	(500 bp)	22,895

CMBX NA BBB–	BBB–/P	9,686	108,000	5/11/63	300 bp	1,347
Index

CMBX NA BBB–	BBB–/P	3,619	250,000	5/11/63	300 bp	(15,685)
Index

CMBX NA BBB–	BBB–/P	2,970	28,000	1/17/47	300 bp	63
Index

CMBX NA BBB–	BBB–/P	4,874	51,000	1/17/47	300 bp	(421)
Index

CMBX NA BBB–	BBB–/P	2,195	64,000	1/17/47	300 bp	(4,449)
Index

CMBX NA BBB–	BBB–/P	9,283	88,000	1/17/47	300 bp	147
Index

CMBX NA BBB–	BBB–/P	9,744	97,000	1/17/47	300 bp	(326)
Index

CMBX NA BBB–	BBB–/P	26,894	360,000	1/17/47	300 bp	(10,480)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	(76)	11,000	5/11/63	300 bp	(925)
Index

CMBX NA BBB–	BBB–/P	7	2,000	1/17/47	300 bp	(201)
Index

74 Dynamic Risk Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/16 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$8	$2,000	1/17/47	300 bp	$(200)
Index

CMBX NA BBB–	BBB–/P	7	2,000	1/17/47	300 bp	(201)
Index

CMBX NA BBB–	BBB–/P	17	4,000	1/17/47	300 bp	(398)
Index

CMBX NA BBB–	BBB–/P	14	4,000	1/17/47	300 bp	(401)
Index

CMBX NA BBB–	BBB–/P	14	4,000	1/17/47	300 bp	(401)
Index

CMBX NA BB Index	—	(201)	19,000	5/11/63	(500 bp)	2,309

CMBX NA BB Index	—	249	11,000	5/11/63	(500 bp)	1,702

CMBX NA BB Index	—	(96)	10,000	5/11/63	(500 bp)	1,225

CMBX NA BB Index	—	(68)	8,000	5/11/63	(500 bp)	989

CMBX NA BB Index	—	50	3,000	5/11/63	(500 bp)	447

CMBX NA BB Index	—	31	3,000	5/11/63	(500 bp)	427

CMBX NA BB Index	—	4	3,000	5/11/63	(500 bp)	400

CMBX NA BB Index	—	(4)	2,000	1/17/47	(500 bp)	366

CMBX NA BBB–	BBB–/P	(30)	3,000	5/11/63	300 bp	(262)
Index

CMBX NA BBB–	BBB–/P	(32)	4,000	5/11/63	300 bp	(341)
Index

CMBX NA BBB–	BBB–/P	(16)	4,000	5/11/63	300 bp	(325)
Index

CMBX NA BBB–	BBB–/P	143	1,000	1/17/47	300 bp	39
Index

CMBX NA BBB–	BBB–/P	190	9,000	1/17/47	300 bp	(745)
Index

CMBX NA BBB–	BBB–/P	475	11,000	1/17/47	300 bp	(667)
Index

CMBX NA BBB–	BBB–/P	443	11,000	1/17/47	300 bp	(699)
Index

CMBX NA BBB–	BBB–/P	443	11,000	1/17/47	300 bp	(699)
Index

CMBX NA BBB–	BBB–/P	499	12,000	1/17/47	300 bp	(747)
Index

CMBX NA BBB–	BBB–/P	389	13,000	1/17/47	300 bp	(960)
Index

CMBX NA BBB–	BBB–/P	515	17,000	1/17/47	300 bp	(1,250)
Index

CMBX NA BBB–	BBB–/P	3,190	23,000	1/17/47	300 bp	803
Index

Dynamic Risk Allocation Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/16 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$5,311	$40,000	1/17/47	300 bp	$1,159
Index

CMBX NA BBB–	BBB–/P	10,148	51,000	1/17/47	300 bp	4,853
Index

JPMorgan Securities LLC
CMBX NA BBB–	BBB–/P	29,536	350,000	5/11/63	300 bp	2,510
Index

CMBX NA BBB–	BBB–/P	609	11,000	1/17/47	300 bp	(533)
Index

CMBX NA BBB–	BBB–/P	633	12,000	1/17/47	300 bp	(613)
Index

CMBX NA BBB–	BBB–/P	340	13,000	1/17/47	300 bp	(1,010)
Index

CMBX NA BBB–	BBB–/P	5,289	40,000	1/17/47	300 bp	1,136
Index

Total		$1,359,905				$36,452

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$5,721	$4,981,680	12/20/20	500 bp	$240,260
Index

NA HY Series 26	—	442,691	18,079,000	6/20/21	(500 bp)	(200,556)
Index

NA IG Series 26	BBB+/P	(58,917)	5,100,000	6/20/21	100 bp	6,033
Index

Total		$389,495				$45,737

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

76 Dynamic Risk Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$1,753,873	$579,895	$—

Capital goods	5,048,481	243,400	—

Communication services	2,337,727	447,192	—

Conglomerates	214,741	—	—

Consumer cyclicals	9,192,626	1,033,256	—

Consumer staples	6,754,101	575,524	—

Energy	3,420,157	135,754	—

Financials	17,155,600	1,564,935	—

Health care	8,722,012	174,431	—

Technology	7,818,619	507,960	—

Transportation	1,379,049	480,589	—

Utilities and power	2,189,514	125,144	—

Total common stocks	65,986,500	5,868,080	—
Asset-backed securities	—	292,000	—

Commodity linked notes	—	12,193,821	—

Convertible bonds and notes	—	50,163	—

Convertible preferred stocks	—	43,078	—

Corporate bonds and notes	—	45,521,491	101,000

Foreign government and agency bonds and notes	—	1,564,202	—

Investment companies	32,928	—	—

Mortgage-backed securities	—	5,425,575	—

Preferred stocks	158,382	—	—

Purchased options outstanding	—	627,939	—

Senior loans	—	401,666	—

U.S. government and agency mortgage obligations	—	22,159,143	—

Short-term investments	35,298,773	12,823,310	—

Totals by level	$101,476,583	$106,970,468	$101,000

Dynamic Risk Allocation Fund 77

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(215,067)	$—

Futures contracts	148,719	—	—

Written options outstanding	—	(54,272)	—

TBA sale commitments	—	(8,404,063)	—

Interest rate swap contracts	—	673,687	—

Total return swap contracts	—	(6,841,074)	—

Credit default contracts	—	(1,667,211)	—

Totals by level	$148,719	$(16,508,000)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/		transfers		transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	5/31/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	5/31/16

Asset-backed
securities	$2,682,000	$—	$—	$—	$—	$(2,682,000)	$—	$—	$—

Corporate
bonds and notes	$104,500	(6,890)	—	3,390	—	—	—	—	$101,000

Mortgage-
backed
securities	$200,975	—	(6,024)	309	—	(195,260)	—	—	$—

Totals	$2,987,475	$(6,890)	$(6,024)	$3,699	$—	$(2,877,260)	$—	$—	$101,000

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $3,390 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations. Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

78 Dynamic Risk Allocation Fund

Statement of assets and liabilities 5/31/16

ASSETS

Investment in securities, at value, including $517,221 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $164,202,207)	$173,001,484
Affiliated issuers (identified cost $35,546,567) (Notes 1 and 5)	35,546,567

Cash	4,955

Foreign currency (cost $19,946) (Note 1)	19,922

Dividends, interest and other receivables	1,046,304

Receivable for shares of the fund sold	131,376

Receivable for investments sold	507,040

Receivable for sales of delayed delivery securities (Note 1)	8,403,857

Receivable for variation margin (Note 1)	101,864

Unrealized appreciation on forward currency contracts (Note 1)	418,096

Unrealized appreciation on OTC swap contracts (Note 1)	687,798

Premium paid on OTC swap contracts (Note 1)	4,053

Prepaid assets	13,085

Total assets	219,886,401

LIABILITIES

Payable for investments purchased	907,261

Payable for purchases of delayed delivery securities (Note 1)	22,186,532

Payable for shares of the fund repurchased	822,536

Payable for compensation of Manager (Note 2)	15,421

Payable for custodian fees (Note 2)	53,714

Payable for investor servicing fees (Note 2)	33,593

Payable for Trustee compensation and expenses (Note 2)	16,354

Payable for administrative services (Note 2)	675

Payable for distribution fees (Note 2)	20,200

Payable for variation margin (Note 1)	32,805

Unrealized depreciation on OTC swap contracts (Note 1)	7,492,420

Premium received on OTC swap contracts (Note 1)	1,363,958

Unrealized depreciation on forward currency contracts (Note 1)	633,163

Written options outstanding, at value (premiums $33,865) (Notes 1 and 3)	54,272

TBA sale commitments, at value (proceeds receivable $8,394,024) (Note 1)	8,404,063

Collateral on securities loaned, at value (Note 1)	538,794

Collateral on certain derivative contracts, at value (Note 1)	291,000

Other accrued expenses	95,321

Total liabilities	42,962,082

Net assets	$176,924,319

(Continued on next page)

Dynamic Risk Allocation Fund 79

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$184,877,487

Undistributed net investment income (Note 1)	3,525,943

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(13,771,475)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,292,364

Total — Representing net assets applicable to capital shares outstanding	$176,924,319

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($20,235,797 divided by 1,968,559 shares)	$10.28

Offering price per class A share (100/94.25 of $10.28)*	$10.91

Net asset value and offering price per class B share ($3,206,599 divided by 317,976 shares)**	$10.08

Net asset value and offering price per class C share ($9,658,825 divided by 956,998 shares)**	$10.09

Net asset value and redemption price per class M share ($249,822 divided by 24,327 shares)	$10.27

Offering price per class M share (100/96.50 of $10.27)*	$10.64

Net asset value, offering price and redemption price per class R share
($134,895 divided by 13,211 shares)	$10.21

Net asset value, offering price and redemption price per class R6 share
($96,117,725 divided by 9,366,678 shares)	$10.26

Net asset value, offering price and redemption price per class Y share
($47,320,656 divided by 4,592,530 shares)	$10.30

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

80 Dynamic Risk Allocation Fund

Statement of operations Year ended 5/31/16

INVESTMENT INCOME

Interest (including interest income of $102,580 from investments in affiliated issuers) (Note 5)	$2,953,942

Dividends (net of foreign tax of $57,465)	2,235,631

Securities lending (Note 1)	9,227

Total investment income	5,198,800

EXPENSES

Compensation of Manager (Note 2)	1,474,725

Investor servicing fees (Note 2)	290,741

Custodian fees (Note 2)	97,105

Trustee compensation and expenses (Note 2)	12,542

Distribution fees (Note 2)	218,186

Administrative services (Note 2)	5,052

Other	236,753

Fees waived and reimbursed by Manager (Note 2)	(342,130)

Total expenses	1,992,974

Expense reduction (Note 2)	(840)

Net expenses	1,992,134

Net investment income	3,206,666

Net realized loss on investments (Notes 1 and 3)	(11,005,558)

Net increase from payments by affiliates (Note 2)	74

Net realized loss on swap contracts (Note 1)	(2,588,508)

Net realized gain on futures contracts (Note 1)	1,448,094

Net realized gain on foreign currency transactions (Note 1)	205,215

Net realized loss on written options (Notes 1 and 3)	(550,216)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(127,599)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(2,046,117)

Net loss on investments	(14,664,615)

Net decrease in net assets resulting from operations	$(11,457,949)

The accompanying notes are an integral part of these financial statements.

Dynamic Risk Allocation Fund 81

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/16	Year ended 5/31/15

Operations:
Net investment income	$3,206,666	$2,232,683

Net realized gain (loss) on investments
and foreign currency transactions	(12,490,899)	11,170,093

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(2,173,716)	(12,034,590)

Net increase (decrease) in net assets resulting
from operations	(11,457,949)	1,368,186

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(74,916)	(651,128)

Class B	—	(66,768)

Class C	—	(264,771)

Class M	—	(6,432)

Class R	—	(12,111)

Class R5	(74)	(309)

Class R6	(795,984)	(835,328)

Class Y	(179,166)	(3,573,474)

From net realized long-term gain on investments
Class A	(465,387)	(633,993)

Class B	(66,529)	(87,338)

Class C	(240,843)	(366,380)

Class M	(4,874)	(7,606)

Class R	(2,787)	(12,301)

Class R5	(215)	(258)

Class R6	(1,919,727)	(667,747)

Class Y	(1,049,399)	(3,044,285)

Increase (decrease) from capital share transactions (Note 4)	(19,667,807)	31,576,777

Total increase (decrease) in net assets	(35,925,657)	22,714,734

NET ASSETS

Beginning of year	212,849,976	190,135,242

End of year (including undistributed net investment income
of $3,525,943 and $36,221, respectively)	$176,924,319	$212,849,976

The accompanying notes are an integral part of these financial statements.

82 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 83

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
May 31, 2016	$11.10	.15	(.73)	(.58)	(.03)	(.21)	(.24)	$10.28	(5.14)	$20,236	1.25	1.49	300 [e]
May 31, 2015	11.58	.10	(.05)	.05	(.27)	(.26)	(.53)	11.10	.53	28,223	1.41	.91	245 [e]
May 31, 2014	10.63	.04	.98	1.02	(.07)	—	(.07)	11.58	9.59	33,884	1.40	.33	117 [f]
May 31, 2013	10.24	.01	.81	.82	(.20)	(.23)	(.43)	10.63	7.97	68,440	1.40	.06	130 [f,g]
May 31, 2012†	10.00	(.02)	.39	.37	(.09)	(.04)	(.13)	10.24	3.77*	38,666	.98*	(.22)*	41*

Class B
May 31, 2016	$10.94	.08	(.73)	(.65)	—	(.21)	(.21)	$10.08	(5.91)	$3,207	2.00	.75	300 [e]
May 31, 2015	11.44	.02	(.06)	(.04)	(.20)	(.26)	(.46)	10.94	(.26)	3,829	2.16	.17	245 [e]
May 31, 2014	10.53	(.03)	.95	.92	(.01)	—	(.01)	11.44	8.78	3,705	2.15	(.32)	117 [f]
May 31, 2013	10.20	(.07)	.81	.74	(.18)	(.23)	(.41)	10.53	7.22	2,852	2.15	(.61)	130 [f,g]
May 31, 2012†	10.00	(.07)	.38	.31	(.07)	(.04)	(.11)	10.20	3.19*	727	1.50*	(.68)*	41*

Class C
May 31, 2016	$10.95	.08	(.73)	(.65)	—	(.21)	(.21)	$10.09	(5.90)	$9,659	2.00	.74	300 [e]
May 31, 2015	11.44	.02	(.06)	(.04)	(.19)	(.26)	(.45)	10.95	(.27)	15,125	2.16	.16	245 [e]
May 31, 2014	10.51	(.04)	.97	.93	—	—	—	11.44	8.85	16,325	2.15	(.38)	117 [f]
May 31, 2013	10.19	(.06)	.80	.74	(.19)	(.23)	(.42)	10.51	7.18	21,015	2.15	(.57)	130 [f,g]
May 31, 2012†	10.00	(.07)	.38	.31	(.08)	(.04)	(.12)	10.19	3.21*	3,151	1.50*	(.66)*	41*

Class M
May 31, 2016	$11.11	.11	(.74)	(.63)	—	(.21)	(.21)	$10.27	(5.63)	$250	1.75	1.02	300 e
May 31, 2015	11.60	.05	(.06)	(.01)	(.22)	(.26)	(.48)	11.11	.01	336	1.91	.42	245 [e]
May 31, 2014	10.66	(.01)	.97	.96	(.02)	—	(.02)	11.60	9.03	339	1.90	(.09)	117 [f]
May 31, 2013	10.21	(.05)	.82	.77	(.09)	(.23)	(.32)	10.66	7.52	358	1.90	(.47)	130 [f,g]
May 31, 2012†	10.00	(.06)	.39	.33	(.08)	(.04)	(.12)	10.21	3.39*	363	1.33*	(.60)*	41*

Class R
May 31, 2016	$11.02	.12	(.72)	(.60)	—	(.21)	(.21)	$10.21	(5.40)	$135	1.50	1.17	300 [e]
May 31, 2015	11.52	.07	(.05)	.02	(.26)	(.26)	(.52)	11.02	.25	261	1.66	.66	245 [e]
May 31, 2014	10.59	.02	.97	.99	(.06)	—	(.06)	11.52	9.34	484	1.65	.17	117 [f]
May 31, 2013	10.23	(.01)	.80	.79	(.20)	(.23)	(.43)	10.59	7.70	458	1.65	(.11)	130 [f,g]
May 31, 2012†	10.00	(.05)	.40	.35	(.08)	(.04)	(.12)	10.23	3.59*	102	1.15*	(.45)*	41*

Class R5
May 31, 2016#	$11.12	.11	(1.36)	(1.25)	(.07)	(.21)	(.28)	$9.59	(11.33)*	$10	.66*	1.07*	300 [e]
May 31, 2015	11.62	.13	(.06)	.07	(.31)	(.26)	(.57)	11.12	.75	12	1.16	1.17	245 [e]
May 31, 2014	10.68	.07	.98	1.05	(.11)	—	(.11)	11.62	9.91	12	1.15	.67	117 [f]
May 31, 2013††	10.56	.03	.53	.56	(.21)	(.23)	(.44)	10.68	5.26*	11	1.05*	.25*	130 [f,g]

Class R6
May 31, 2016	$11.10	.22	(.76)	(.54)	(.09)	(.21)	(.30)	$10.26	(4.83)	$96,118.81		2.17	300 [e]
May 31, 2015	11.61	.14	(.07)	.07	(.32)	(.26)	(.58)	11.10	.79	30,007	1.11	1.23	245 [e]
May 31, 2014	10.68	.07	.98	1.05	(.12)	—	(.12)	11.61	9.93	2,055	1.11	.68	117 [f]
May 31, 2013††	10.56	.08	.49	.57	(.22)	(.23)	(.45)	10.68	5.31*	2,713	1.05*	.63*	130 [f,g]

Class Y
May 31, 2016	$11.10	.17	(.72)	(.55)	(.04)	(.21)	(.25)	$10.30	(4.94)	$47,321	1.00	1.62	300 [e]
May 31, 2015	11.59	.13	(.06)	.07	(.30)	(.26)	(.56)	11.10	.79	135,058	1.16	1.17	245 [e]
May 31, 2014	10.65	.07	.98	1.05	(.11)	—	(.11)	11.59	9.87	133,332	1.15	.64	117 [f]
May 31, 2013	10.26	.03	.82	.85	(.23)	(.23)	(.46)	10.65	8.21	153,051	1.15	.32	130 [f,g]
May 31, 2012†	10.00	.01	.38	.39	(.09)	(.04)	(.13)	10.26	4.02*	84,578	.80*	.11*	41*

The accompanying notes are an integral part of these financial statements.

84 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 85

Financial highlights (Continued)

* Not annualized

† For the period September 19, 2011 (commencement of operations) to May 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to May 31, 2013.

# Effective February 1, 2016, the fund has terminated its class R5 shares.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	Percentage of average net assets
	5/31/16	5/31/15	5/31/14	5/31/13	5/31/12

Class A	0.17%	0.10%	0.10%	0.16%	0.61%

Class B	0.17	0.10	0.10	0.16	0.61

Class C	0.17	0.10	0.10	0.16	0.61

Class M	0.17	0.10	0.10	0.16	0.61

Class R	0.17	0.10	0.10	0.16	0.61

Class R5	0.09	0.05	0.06	0.08	N/A

Class R6	0.20	N/A	N/A	N/A	N/A

Class Y	0.17	0.10	0.10	0.16	0.61

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %

May 31, 2014	212%

May 31, 2013	230

g Reflects revision of portfolio turnover rate presented in the fund’s May 31, 2013 audited financial statements.

The accompanying notes are an integral part of these financial statements.

86 Dynamic Risk Allocation Fund

Notes to financial statements 5/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2015 through May 31, 2016.

Putnam Dynamic Risk Allocation Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massa-chusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests in a diversified set of asset classes. By investing in a broader set of asset classes than a traditional balanced fund, and by using leverage to increase the fund’s exposures to asset classes, Putnam Management believes the fund may achieve a higher total return than a traditional balanced fund with approximately the same amount of risk as a traditional balanced fund. Risk is measured by the volatility of the fund’s investment portfolio. The fund may invest without limit in U.S., international, and emerging markets equity securities (growth or value stocks or both) of companies of any size and fixed-income securities (including in below-investment-grade securities, which are sometimes referred to as “junk bonds”); mortgage- and asset-backed securities; inflation-protected securities; commodities; and real estate investment trusts (REITs). These asset classes offer different return potential and exposure to different investment risks.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund has terminated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

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Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classi-fied as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

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Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

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Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates, and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

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Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific securities or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries, to gain exposure to specific sectors or industries, and to generate additional income for the portfolio.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the

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commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $121,828 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $8,120,009 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $7,936,360 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income

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on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $538,794 and the value of securities loaned amounted to $517,221.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$3,281,890	$—	$3,281,890

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $10,339,201 recognized during the period between November 1, 2015 and May 31, 2016 to its fiscal year ending May 31, 2017.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include

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temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from realized gains and losses on certain futures contracts, and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,333,196 to increase undistributed net investment income, $1,390 to increase paid-in capital and $1,334,586 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$14,522,196
Unrealized depreciation	(5,830,901)

Net unrealized appreciation	8,691,295
Undistributed ordinary income	2,992,617
Capital loss carryforward	(3,281,890)
Post-October capital loss deferral	(10,339,201)
Cost for federal income tax purposes	$199,856,756

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in, or invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Prior to October 1, 2015, the annual rates were:

1.050%	of the first $5 billion,	0.850%	of the next $50 billion,

1.000%	of the next $5 billion,	0.830%	of the next $50 billion,

0.950%	of the next $10 billion,	0.820%	of the next $100 billion and

0.900%	of the next $10 billion,	0.815%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.782% of the fund’s average net assets.

Effective October 1, 2015, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2017, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.70% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $283,992 as a result of this limit.

Prior to October 1, 2015, Putnam Management had contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2016, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 1.15% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $58,138 as a result of this limit.

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Putnam Management has also contractually agreed, through September 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $74 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Effective February 1, 2016, the fund has terminated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$46,957	Class R5	11

Class B	6,651	Class R6	29,234

Class C	24,515	Class Y	182,537

Class M	495	Total	$290,741

Class R	341

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $134 under the expense offset arrangements and by $706 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $130, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

Dynamic Risk Allocation Fund 95

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$58,946	Class M	1,871

Class B	33,453	Class R	847

Class C	123,069	Total	$218,186

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,297 and $35 from the sale of class A and class M shares, respectively, and received $711 and $1,289 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$468,675,059	$471,122,928

U.S. government securities (Long-term)	—	—

Total	$468,675,059	$471,122,928

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$226,714	$64,664

Options opened	2,207,774	925,501
Options exercised	—	—
Options expired	(1,940,982)	(754,859)
Options closed	(369,627)	(201,441)

Written options outstanding at the
end of the reporting period	$123,879	$33,865

96 Dynamic Risk Allocation Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/16		Year ended 5/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	180,818	$1,879,181	498,210	$5,629,425

Shares issued in connection with
reinvestment of distributions	52,060	510,706	111,531	1,200,072

	232,878	2,389,887	609,741	6,829,497

Shares repurchased	(806,504)	(8,199,938)	(992,689)	(11,353,441)

Net decrease	(573,626)	$(5,810,051)	(382,948)	$(4,523,944)

	Year ended 5/31/16		Year ended 5/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	23,542	$236,972	48,217	$540,985

Shares issued in connection with
reinvestment of distributions	5,678	54,850	12,041	128,117

	29,220	291,822	60,258	669,102

Shares repurchased	(61,259)	(610,669)	(34,167)	(382,608)

Net increase (decrease)	(32,039)	$(318,847)	26,091	$286,494

	Year ended 5/31/16		Year ended 5/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	74,427	$769,260	168,084	$1,887,992

Shares issued in connection with
reinvestment of distributions	22,934	221,770	54,205	577,280

	97,361	991,030	222,289	2,465,272

Shares repurchased	(521,578)	(5,243,599)	(268,562)	(2,982,715)

Net decrease	(424,217)	$(4,252,569)	(46,273)	$(517,443)

	Year ended 5/31/16		Year ended 5/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	1,239	$12,540	1,819	$20,779

Shares issued in connection with
reinvestment of distributions	496	4,874	1,300	14,038

	1,735	17,414	3,119	34,817

Shares repurchased	(7,637)	(82,260)	(2,090)	(23,595)

Net increase (decrease)	(5,902)	$(64,846)	1,029	$11,222

	Year ended 5/31/16		Year ended 5/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	1,608	$16,154	7,451	$82,929

Shares issued in connection with
reinvestment of distributions	262	2,561	1,801	19,272

	1,870	18,715	9,252	102,201

Shares repurchased	(12,328)	(126,837)	(27,557)	(305,103)

Net decrease	(10,458)	$(108,122)	(18,305)	$(202,902)

Dynamic Risk Allocation Fund 97

	Period ended 5/31/16*		Year ended 5/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	29	289	52	566

	29	289	52	566

Shares repurchased	(1,077)	(10,335)	—	—

Net increase (decrease)	(1,048)	$(10,046)	52	$566

	Year ended 5/31/16		Year ended 5/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	7,119,700	$71,592,034	2,419,071	$28,026,344

Shares issued in connection with
reinvestment of distributions	277,680	2,715,711	139,821	1,503,075

	7,397,380	74,307,745	2,558,892	29,529,419

Shares repurchased	(733,872)	(7,150,026)	(32,760)	(361,930)

Net increase	6,663,508	$67,157,719	2,526,132	$29,167,489

	Year ended 5/31/16		Year ended 5/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,429,206	$14,870,635	2,113,790	$23,875,110

Shares issued in connection with
reinvestment of distributions	118,797	1,167,773	595,127	6,397,619

	1,548,003	16,038,408	2,708,917	30,272,729

Shares repurchased	(9,121,084)	(92,299,453)	(2,042,929)	(22,917,434)

Net increase (decrease)	(7,573,081)	$(76,261,045)	665,988	$7,355,295

* Effective February 1, 2016, the fund has terminated its Class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	5,315	40.2%	$54,266

Class R6	1,082	0.0	$11,101

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$10,139,420	$29,610,133	$39,749,553	$5,687	$—

Putnam Short Term
Investment Fund*	41,010,048	46,495,681	52,497,956	96,893	35,007,773

Totals	$51,149,468	$76,105,814	$92,247,509	$102,580	$35,007,773

* Management fees charged to Putnam Money Market Liquidity Fund and Short Term Investment Fund have been waived by Putnam Management.

98 Dynamic Risk Allocation Fund

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$220,000

Written equity option contracts (contract amount) (Note 3)	$190,000

Futures contracts (number of contracts)	600

Forward currency contracts (contract amount)	$75,600,000

Centrally cleared interest rate swap contracts (notional)	$106,900,000

OTC total return swap contracts (notional)	$154,600,000

OTC credit default contracts (notional)	$16,500,000

Centrally cleared credit default contracts (notional)	$34,500,000

Dynamic Risk Allocation Fund 99

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$333,814*	appreciation	$2,001,025*

Foreign exchange
contracts	Receivables	418,096	Payables	633,163

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	1,220,039*	appreciation	1,168,419*

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	1,685,124*	depreciation	7,181,745*

Total		$3,657,073		$10,984,352

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(965,673)	$(965,673)

Foreign exchange
contracts	—	—	210,452	—	$210,452

Equity contracts	(1,293,454)	(368,296)	—	(1,759,787)	$(3,421,537)

Interest rate contracts	—	1,816,390	—	136,952	$1,953,342

Total	$(1,293,454)	$1,448,094	$210,452	$(2,588,508)	$(2,223,416)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(301,706)	$(301,706)

Foreign exchange
contracts	—	—	(130,506)	—	$(130,506)

Equity contracts	(132,843)	(319,423)	—	(622,795)	$(1,075,061)

Interest rate contracts	—	224,889	—	83,996	$308,885

Total	$(132,843)	$(94,534)	$(130,506)	$(840,505)	$(1,198,388)

100 Dynamic Risk Allocation Fund

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Dynamic Risk Allocation Fund 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N. A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$43,218	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$43,218

OTC Total return swap contracts*#	137,124	14,405	—	431,574	20,534	—	4,770	—	—	—	—	—	—	—	—	608,407

OTC Credit default contracts*#	—	—	—	—	26,425	—	7,900	—	—	—	—	—	—	—	—	34,325

Centrally cleared credit default contracts§	—	—	14,106	—	—	—	—	—	—	—	—	—	—	—	—	14,106

Futures contracts§	—	—	—	—	—	—	—	—	—	—	44,540	—	—	—	—	44,540

Forward currency contracts#	35,469	77,288	—	12,199	18,667	3,711	47,902	28,210	81,081	—	—	35,420	3,176	64,671	10,302	418,096

Purchased options**#	—	—	—	231,520	—	—	—	—	396,419	—	—	—	—	—	—	627,939

Total Assets	$172,593	$91,693	$57,324	$675,293	$65,626	$3,711	$60,572	$28,210	$477,500	$—	$44,540	$35,420	$3,176	$64,671	$10,302	$1,790,631

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	11,899	—	—	—	—	—	—	—	—	—	—	—	—	11,899

OTC Total return swap contracts*#	1,248,036	885,813	—	382,181	2,468,917	55,500	1,044,417	—	1,364,617	—	—	—	—	—	—	7,449,481

OTC Credit default contracts*#	—	1,199,565	—	—	99,069	—	24,227	—	—	34,917	—	—	—	—	—	1,357,778

Centrally cleared credit default contracts§	—	—	4,217	—	—	—	—	—	—	—	—	—	—	—	—	4,217

Futures contracts§	—	—	—	—	—	—	—	—	—	—	16,689	—	—	—	—	16,689

Forward currency contracts#	54,460	20,470	—	25,672	146,404	—	54,576	55,000	85,434	—	—	63,356	47,518	18,029	62,244	633,163

Written options#	19,039	—	—	—	—	27,864	—	—	7,369	—	—	—	—	—	—	54,272

Total Liabilities	$1,321,535	$2,105,848	$16,116	$407,853	$2,714,390	$83,364	$1,123,220	$55,000	$1,457,420	$34,917	$16,689	$63,356	$47,518	$18,029	$62,244	$9,527,499

Total Financial and Derivative Net Assets	$(1,148,942)	$(2,014,155)	$41,208	$267,440	$(2,648,764)	$(79,653)	$(1,062,648)	$(26,790)	$(979,920)	$(34,917)	$27,851	$(27,936)	$(44,342)	$46,642	$(51,942)	$(7,736,868)

Total collateral received (pledged)†##	$(1,136,899)	$(1,985,928)	$—	$267,440	$(2,648,764)	$(79,653)	$(1,062,648)	$—	$(920,922)	$—	$—	$—	$—	$46,642	$—

Net amount	$(12,043)	$(28,227)	$41,208	$—	$—	$—	$—	$(26,790)	$(58,998)	$(34,917)	$27,851	$(27,936)	$(44,342)	$—	$(51,942)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

102 Dynamic Risk Allocation Fund	Dynamic Risk Allocation Fund 103

Federal tax information (Unaudited)

The fund designated 30.63% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 47.21%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

104 Dynamic Risk Allocation Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Dynamic Risk Allocation Fund 105

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

106 Dynamic Risk Allocation Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Dynamic Risk Allocation Fund 107

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

108 Dynamic Risk Allocation Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Independent Registered		Mark C. Trenchard
Public Accounting Firm	Steven D. Krichmar	Vice President and
KPMG LLP	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Risk Allocation Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN735
301181 7/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2016	$70,901	$ —	$5,000	$ —
May 31, 2015	$69,204	$ —	$4,858	$ —

For the fiscal years ended May 31, 2016 and May 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,000 and $4,858 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2016	$ —	$ —	$ —	$ —

May 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: July 28, 2016